SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A

                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

               Check if an Application to Determine Eligibility of
                  a Trustee Pursuant to Section 305(b)(2): |_|

                                  ------------

                              SIGNET TRUST COMPANY
               (Exact name of trustee as specified in its charter)

                                    VIRGINIA
                 (Jurisdiction of incorporation or organization
                          if not a U.S. national bank)

                                   54-0974225
                      (I.R.S. employer identification no.)

                               7 NORTH 8TH STREET,
                            RICHMOND, VIRGINIA 23219
                              (Address of trustee's
                     principal executive offices) (Zip code)

                              SIGNET TRUST COMPANY
                               7 NORTH 8TH STREET
                            RICHMOND, VIRGINIA 23219
            (Name, address and telephone number of agent for service)

                                  ------------

                        INTEGRATED HEALTH SERVICES, INC.
               (Exact name of obligor as specified in its charter)

          DELAWARE                                      23-2428312
(State or other jurisdiction                        (I.R.S. Employer
of incorporation or organization)                  Identification No.)

      10065 RED RUN BOULEVARD
      OWINGS MILLS, MARYLAND                              21117
(Address of principal executive offices)               (Zip code)

              10 1/4% SENIOR SUBORDINATED NOTES DUE 2006, SERIES A
                       (Title of the indenture securities)

ITEM 1.  GENERAL INFORMATION.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                           Commissioner   of   Financial   Institutions,   State
                           Corporation Commission of Virginia, 1300 East Main Street, Richmond, Virginia 23219.

                           Board  of  Governors of the  Federal  Reserve System,
                           Twentieth  Street  and  Constitution  Avenue,   N.W.,
                           Washington, D.C. 20551.

         (b)      Whether it is authorized to exercise corporate trust powers.

                           Yes.

ITEM 2.  AFFILIATIONS WITH OBLIGOR.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

                           None.

ITEMS 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 AND 15 HAVE BEEN OMITTED PURSUANT TO GENERAL INSTRUCTION B.

ITEM 16. LIST OF EXHIBITS.

         List below all exhibits filed as part of this statement of eligibility.

         1. A copy of the articles of association of the trustee as now in effect.*

         2. A copy of the certificate of authority of the trustee to commence business.*

         3. A copy of the authorization of the trustee to exercise corporate trust powers.*

         4.       A copy of the existing bylaws of the trustee.*

         5.       Not applicable.

         6. Consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

         7.       A copy  of the  latest  report  of  condition  of the  trustee
                  published   pursuant  to  law  or  the   requirements  of  its
                  supervising or examining authority.

* Incorporated by reference to the Form T-1 filed in connection with Registration Statement No. 33-76322.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Signet Trust Company, a banking association incorporated and existing under the laws of the Commonwealth of Virginia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized all in the City of Baltimore, and State of Maryland on the 21st day of August, 1996.

                                                  SIGNET TRUST COMPANY

                                                  By:    /s/ Diane E. TenHoopen
                                                        ------------------------
                                                  Name:  Diane E. TenHoopen
                                                  Title:    Vice President

                                    EXHIBIT 6


                               CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the 10 1/4% SENIOR SUBORDINATED NOTES DUE 2006, SERIES A of INTEGRATED HEALTH SERVICES, INC., we hereby consent that reports of examinations of federal, state, territorial or district authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                                   SIGNET TRUST COMPANY

                                                   By: /s/ Diane E. TenHoopen
                                                      --------------------------
                                                   Name: Diane E. TenHoopen
                                                   Title: Vice President

Dated:  August 21, 1996

                                    EXHIBIT 7



                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036
                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052
                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081
                                Expires March 31, 1999
Federal Financial Institutions Examination Council
- --------------------------------------------------------------------------------
                                                                         [1]

                                 Please refer to page i,
                                 Table of Contents, for
                                 the required disclosure
                                 of estimated burden.
- --------------------------------------------------------------------------------
Consolidated Reports of Condition and Income for
A Bank With Domestic Offices Only and
Total Assets of Less Than $100 Million - FFIEC 034
                                   (960630)
                                   --------
Report at the close of business   (RCRI9999)
June 30, 1996

This report is required by law: 12    This report form is to be filed by banks
U.S.C. Section 324  (State member     with domestic offices only.   Banks with
banks); and 12 U.S.C. Section         branches  and  consolidated subsidiaries
Section 1817 (State nonmember         in  U.S.  territories  and  possessions,
banks); and 12 U.S.C. Section 161     Edge or Agreement subsidiaries,  foreign
(National banks).                     branches, consolidated foreign
                                      subsidiaries, or International Banking
                                      Facilities must file FFIEC 031.
- --------------------------------------------------------------------------------
Note: The Reports of Condition and    The Reports of Condition and Income are
Income must be signed by an           to be prepared in accordance with Federal
authorized officer and the Report     regulatory authority instructions. NOTE:
of Condition must be attested to      These instructions may in some cases
by not less than two directors        differ from generally accepted accounting
(trustees) for State nonmember        principles.
banks and three directors for
State member and National Banks.      We, the undersigned directors (trustees,
                                      attest to the correctness of this Report
I, Raymond E. Williams, S.V.P.        of Condition (including the supporting
- ----------------------------------    schedules) and declare that it has been
Name and Title of Officer Authorized  examined by us and to the best of our
to Sign Report                        knowledge and belief has been prepared in
                                      conformance with the instructions issued
                                      by the appropriate Federal regulatory
                                      authority and is true and correct.
of the named bank do hereby declare   -----------------------------------------
that these Reports of Condition and               /s/Christopher Oddleifson
Income (including the supporting      -----------------------------------------
schedules) have been prepared in      Director (Trustee) Christopher Oddleifson
conformance with the instructions
issued by the appropriate Federal               /s/T. Gaylon Layfield, III
regulatory authority and are true to -------------------------------------------
the best of my knowledge and belief.  Director (Trustee) T. Gaylon Layfield, III

/s/Raymond E. Williams                            /s/John F. Vogel
- -----------------------------------  -------------------------------------------
Signature of Officer Authorized       Director (Trustee)  John F. Vogel
to Sign Report
- -----------------------------------
Date of Signature
- --------------------------------------------------------------------------------
For Banks Submitting Hard Copy Report
Forms:

State Member Banks:  Return the      National Banks:  Return the original only
original and one copy to the         in the special return address envelope
appropriate Federal Reserve          provided.  If express mail is used in lieu
District Bank.                       of the special return address envelope,
                                     return the original only to the FDIC, c/o
State Nonmember Banks:  Return the   Quality Data Systems, 2127 Espey Court,
original only in the special return  Suite 204, Crofton, MD 21114.
address envelope provided. If
express mail is used in lieu of the
special return address envelope,
return the original only to the
FDIC, c/o Quality Data Systems,
2127 Espey Court, Suite 204,
Crofton, MD 21114.
- --------------------------------------------------------------------------------

                                   [                                           ]
FDIC Certificate Number [][][][][]   Banks should affix the address label in
                       (RCRI 9050)   this space.

                                        Signet Trust Company
                                     -----------------------------------------
                                     Legal Title of Bank (Text 9010)

                                        Richmond
                                     -----------------------------------------
                                     City (Text 9130)

                                        Virginia                  23219
                                     -----------------------------------------
                                     State Abbrev.(Text 9200)Zip Code(Text 9220)

  Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency

                                                                       FFIEC 034
                                                                          Page i

                                                                           [2]


Consolidated Reports of Condition and Income for
A Bank With Domestic Offices Only and Total Assets Less Than $100 Million
- --------------------------------------------------------------------------------

Table of Contents

Signature Page                     Cover           Report of Condition

Report of Income                                   Schedule RC--Balance Sheet.......................RC-1,2

Schedule RI--Income Statement....RI-1,2,3          Schedule RC-B--Securities........................RC-3,4

Schedule RI-A--Changes in Equity                   Schedule RC-C--Loans and Lease Financing
   Capital...........................RI-3            Receivables:
                                                     Part I. Loans and Leases.......................RC-5,6
Schedule RI-B--Charge-offs and Recoveries            Part II. Loans to Small Businesses and
    and Changes in Allowance for Loan and               Small Farms (included in the forms for
   Lease Losses....................RI-4,5               June 30 only).............................RC-6a,6b

Schedule RI-C--Applicable Income Taxes             Schedule RC-E--Deposit Liabilities...............RC-7,8
   by Taxing Authority...............RI-5
                                                   Schedule RC-F--Other Assets........................RC-9
Schedule RI-E--Explanations........RI-5,6
                                                   Schedule RC-G--Other Liabilities...................RC-9

                                                   Schedule RC-K--Quarterly Averages.................RC-10
Disclosure of Estimated Burden
                                                   Schedule RC-L--Off-Balance Sheet Items.........RC-11,12
The estimated average burden associated
with this information collection is 32.2           Schedule RC-M--Memoranda.......................RC-13,14
hours per respondent and is estimated to
vary from 15 to 230 hours per response,            Schedule RC-N--Past Due and Nonaccrual
depending on individual circumstances.               Loans, Leases, and Other Assets.................RC-15
Burden estimates include the time for
reviewing instructions, gathering and
maintaining data in the required form, and         Schedule RC-O--Other Data for Deposit
completing the information collection, but           Insurance Assessments........................RC-16,17
exclude the time for compiling and
maintaining business records
in the normal course of a respondent's             Scheduled RC-R--Regulatory Capital.............RC-18,19
activities.  Comments concerning the accu-
racy of this burden estimate and suggestions       Optional Narrative Statement Concerning
for reducing this burden should be directed          the Amounts Reported in the Reports
to the Office of Information and Regulatory          of Condition and Income.........................RC-20
Affairs, Office of Management and Budget,
Washington, D.C. 20503, and to one of the          Special Report (to be completed by all banks)
following:
                                                   Schedule RC-J--Repricing Opportunities (sent only to
Secretary                                            and to be completed only by savings banks)
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429


For information or assistance, national and state nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800)688-FDIC (3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

                                                                       FFIEC 034
                                                                       Page RI-1
                                                                             [3]
[  Affix the address label in this space             ]

   Signet Trust Company
- ----------------------------------------------------
Legal Title of Bank

   Richmond
- ----------------------------------------------------
City

   Virginia                            23219
- ----------------------------------------------------
State                                  Zip Code
[                                                    ]


FDIC Certificate Number [][][][][]


Consolidated Report of Income
for the period January 1, 1996-June 30, 1996

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement




                                                                                                   [   I180  ]
                                                      Dollar Amounts in Thousands                  [Mil] [Thou]
- ---------------------------------------------------------------------------------------------------------------------
1.  Interest income:
    a. Interest and fee income on loans(1,2):
       (1) Total loans (to be completed only by those banks with less than $25 million in   RIAD
           total assets)....................................................................4010    NO   NE   1.a.(1)
       The following four items are to be completed only by those banks with $25 million
       or more in total assets(1,2):                                                        RIAD
       (2) Real estate loans................................................................4246    NO   NE   1.a.(2)
                                                                                            RIAD
       (3) Installment loans................................................................4247    NO   NE   1.a.(3)
                                                                                            RIAD
       (4) Credit cards and related plans...................................................4248    NO   NE   1.a.(4)
                                                                                            RIAD
       (5) Commercial (time and demand) and all other loans.................................4249    NO   NE   1.a.(5)
                                                                                            RIAD
   b. Income from lease financing receivables...............................................4065    NO   NE   1.b.
                                                                                            RIAD
   c. Interest income on balances due from depository institutions(3).......................4115    NO   NE   1.c.

   d. Interest and dividend income on securities:
      (1) Securities issued by states and political subdivisions in the U.S.:               RIAD
          (a) Taxable securities............................................................4506    NO   NE   1.d.(1)(a)
                                                                                            RIAD
          (b) Tax-exempt securities.........................................................4507    NO   NE   1.d.(1)(b)
                                                                                            RIAD
      (2) U.S. Government and other debt securities.........................................3660    NO   NE   1.d.(2)
                                                                                            RIAD
      (3) Equity securities (including investments in mutual funds).........................3659         1    1.d.(3)
                                                                                            RIAD
   e. Interest income from trading assets...................................................4069    NO   NE   1.e

   f. Interest income on federal funds sold(4) and securities purchased under agreements    RIAD
      to resell.............................................................................4020    NO   NE   1.f.
                                                                                            RIAD
   g. Total interest income (sum of items 1.a through 1.f)..................................4107         1    1.g.
- ----------

1. See instructions for loan classifications used in this schedule.
2. The $25 million asset size test is generally based on the total assets reported on the June 30, 1995 Report of
   Condition.
3. Includes interest income on time certificates of deposit not held for trading.
4. Report interest income on "term federal funds sold" in Schedule RI, item 1.a, "Interest and fee income on loans."

                                                                       FFIEC 034
                                                                       Page RI-2
                                                                             [4]
Schedule RI--Continued



                                                                                        [  Year-to-date]
                                                      Dollar Amounts in Thousands                   [Mil] [Thou]
- ---------------------------------------------------------------------------------------------------------------------------------
 2. Interest expense:
    (a) Interest on deposits:
        (1) Transaction accounts (NOW accounts, ATS accounts, and telephone               RIAD
            and preauthorized transfer accounts)........................................  4508      NO   NE   2.a.(1)

        (2) Nontransaction accounts:                                                      RIAD
            (a) Money market deposit accounts (MMDAs)...................................  4509      NO   NE   2.a.(2)(a)
                                                                                          RIAD
            (b) Other savings deposits..................................................  4511      NO   NE   2.a.(2)(b)
                                                                                          RIAD
            (c) Time certificates of deposit of $100,000 or more........................  4174      NO   NE   2.a.(2)(c)
                                                                                          RIAD
            (d) All other time deposits(1)..............................................  4512      NO   NE   2.a.(2)(d)
      b. Expense of federal funds purchased(2) and securities sold under agreements       RIAD
         to repurchase..................................................................  4180      NO   NE   2.b.
      c. Interest on demand notes issued to the U.S. Treasury, trading liabilities,       RIAD
         and other borrowed money.......................................................  4185      NO   NE   2.c.
                                                                                          RIAD
      d. Interest on mortgage indebtedness and obligations under capitalized leases.....  4072      NO   NE   2.d.
                                                                                          RIAD
      e. Interest on subordinated notes and debentures..................................  4200      NO   NE   2.e.
                                                                                          RIAD
      f. Total interest expense (sum of items 2.a through 2.e)..........................  4073      NO   NE   2.f.
 3. Net interest income (item 1.g minus 2.f)............................................                      RIAD
                                                                                                              4074       1   3.
 4. Provisions:                                                                                               RIAD
    a. Provision for loan and lease losses..............................................                      4230 NO   NE   4.a.
    b. Provision for allocated transfer risk............................................                      RIAD
                                                                                                              4243 NO   NE   4.b.
 5. Noninterest income:
                                                                                          RIAD
    a. Service charges on deposit accounts............................................    4080      NO   NE   5.a.
    b. Other noninterest income:                                                          RIAD
        (1) Other fee income............................................................  5407       8   816  5.b.(1)
                                                                                          RIAD
        (2) All other noninterest income*...............................................  5408           286  5.b.(2)
                                                                                                              RIAD
    c. Total noninterest income (sum of items 5.a and 5.b)..............................                      4079  9   102  5.c.
                                                                                                              RIAD
 6. a. Realized gains (losses) on held-to-maturity securities...........................                      3521 NO   NE   6.a.
                                                                                                              RIAD
    b. Realized gains (losses) on available-for-sale securities.........................                      3196 NO   NE   6.b.
 7. Noninterest expense:                                                                  RIAD
    a. Salaries and employee benefits...................................................  4135       4   518  7.a.

    b. Expenses of premises and fixed assets (net of rental income)                       RIAD
       (excluding salaries and employee benefits and mortgage interest).................  4217       1   179  7.b.
                                                                                          RIAD
    c. Other noninterest expense*.......................................................  4092       1   738  7.c.
                                                                                                              RIAD
    d. Total noninterest expense (sum of items 7.a through 7.c).........................                      4093  7   435  7.d.
  8. Income (loss) before income taxes and extraordinary items and other adjustments                          RIAD
    (item 3 plus or minus items 4.a, 4.b, 5.c, 6.a, 6.b, and 7.d).......................                      4301  1   668  8.
                                                                                                              RIAD
 9. Applicable income taxes (on item 8).................................................                      4302      608  9.
                                                                                                              RIAD
10. Income (loss) before extraordinary items and other adjustments (item 8 minus 9).....                      4300  1   060 10.
     11. Extraordinary items and other adjustments:                                       RIAD
    a. Extraordinary items and other adjustments, gross of income taxes*................  4310      NO   NE   11.a
                                                                                          RIAD
    b. Applicable income taxes (on item 11.a)*..........................................  4315      NO   NE   11.b.
    c. Extraordinary items and other adjustments, net of income taxes                                         RIAD
       (item 11.a minus 11.b)...........................................................                      4320 NO   NE  11.a
                                                                                                              RIAD
12. Net income (loss) (sum of items 10 and 11.c)........................................                      4340  1   060 12


- ----------

1. Includes interest expense on open-account time deposits of $100,000 or more.
2. Report the expense of "term federal funds purchased" in schedule RI, item 2.c,
   "Interest on demand notes issued to the U.S. Treasury, trading liabilities, and other borrowed money."
*  Describe on Schedule RI-E-- Explanations.

                                                                       FFIEC 034
                                                                       Page RI-3
                                                                             [5]
[  Affix the address label in this space.           ]


   Signet Trust Company
- ---------------------------------------------------
Legal Title of Bank



[                                                   ]


FDIC Certificate Number [][][][][]

Schedule RI--Continued

Memoranda


                                                                                               [ 1181  ]
                                                                                       [ Year-to-date  ]
                                                     Dollar amounts in Thousands             [Mil  Thou]
- ---------------------------------------------------------------------------------------------------------------------
 1. Interest expense incurred to carry tax-exempt securities, loans, and leases
    acquired after August 7, 1986, that is not deductible for federal income tax     RIAD
    purposes....................................................................     4513      NO   NE   M.1.
 2. Income from the sale and servicing of mutual funds and annuities (included       RIAD
    in Schedule RI, item 8).....................................................     8431      NO   NE   M.2.
 3. Estimated income on tax-exempt loans and leases to states and political subdivisions in the U.S. (reportable in Schedule RC-C, part I, items 7 and
    9) included in Schedule RI, items 1.a and 1.b, above (excludes income on         RIAD
    tax-exempt securities)......................................................     4313      NO   NE   M.3.
 4. Number of full-time equivalent employees on payroll at end of current period     RIAD    Number
    (round to nearest whole number).............................................     4150      164       M.4.
 5. Cash dividends declared during the calendar year to date                         RIAD    [Mil  Thou]
    (to be reported only with March, June, and September Reports of Income).....     4475      NO   NE   M.5.
 6. To be completed by banks with $25 million or more in total assets and with loans to finance agricultural production and other loans to farmers
    (Schedule RC-C, part I, item 3) exceeding five percent of total loans(2)         RIAD
    Interest and fee income on agricultural loans(1) (included in item 1.a above)    4251       NO   NE   M.6.
 7. If the reporting bank has restated its balance sheet as a result of              MM        DD   YY
    applying push down accounting this calendar year, report the date       RIAD
    of the bank's acquisition...............................................9106                    N/A  M.7.

- ----------

1. See instructions for loan classifications used in this schedule.
2. The $25 million asset size test and the five percent of total loans test are generally based on the total assets reported on the June 30, 1995 Report of Condition.



Schedule RI-A--Changes in Equity Capital

Schedule RI-A is to be reported with the December Report of Income.

Indicate decreases and losses in parentheses.
                                                                                               [ 1183  ]
                                                                                       [ Year-to-date  ]
                                                     Dollar Amounts in Thousands             [Mil  Thou]
- --------------------------------------------------------------------------------------------------------------------
 1. Total equity capital originally reported in the December 31, 1995, Reports       RIAD
    of Condition and Income.....................................................     3215      10   727  1.
                                                                                     RIAD
 2. Equity capital adjustments from amended Reports of Income, net*.............     3216      NO   NE   2.
                                                                                     RIAD
 3. Amended balance end of previous calendar year (sum of items 1 and 2)........     3217      10   727  3.
                                                                                     RIAD
 4. Net income (loss) (must equal Schedule RI, item 12).........................     4340       1   060  4.
                                                                                     RIAD
 5. Sale, conversion, acquisition, or retirement of capital stock, net..........     4346      NO   NE   5.
                                                                                     RIAD
 6. Changes incident to business combinations, net..............................     4356      NO   NE   6.
                                                                                     RIAD
 7. LESS: Cash dividends declared on preferred stock............................     4470      NO   NE   7.
                                                                                     RIAD
 8. LESS: Cash dividends declared on common stock...............................     4460      NO   NE   8.


 9. Cumulative effect of changes in accounting principles from prior years*          RIAD
    (see instructions for this schedule)........................................     4411      NO   NE   9.

10. Corrections of material accounting errors from prior years* (see                 RIAD
    instructions for this schedule).............................................     4412      NO   NE  10.

11. Change in net unrealized holding gains (losses) on available-for-sale            RIAD
    securities..................................................................     8433      NO   NE  11.

12. Other transactions with parent holding company* (not included in items 5,        RIAD
    7, or 8 above)..............................................................     4415      NO   NE  12.

13. Total equity capital end of current period (sum of items 3 through 12) (must     RIAD
    equal Schedule RC, item 28.a)...............................................     3210      11  787  13.

- ----------
*Describe on Schedule RI-E--Explanations.

                                                                       FFIEC 034
                                                                       Page RI-4
                                                                             [6]


Schedule RI-B--Charge-offs and Recoveries and Changes in Allowance for Loan and Lease Losses

Part I.  Charge-offs and Recoveries on Loans and Leases (1)

                                                                                                          [ I186  ]
                                                                                   (Column A)          (Column B)
                                                                                   Charge-offs          Recoveries
                                                                                   -----------          ----------
                                                                                         Calendar year-to-date
                                                                                         ---------------------
                                                     Dollar Amounts in Thousands       Mil    Thou             Mil   Thou
- --------------------------------------------------------------------------------------------------------------------------
1. Real estate loans........................................................... RIAD    NO      NE      RIAD    NO     NE  1.
                                                                                4256                    4257
2. Installment loans........................................................... RIAD    NO      NE      RIAD    NO     NE  2.
                                                                                4258                    4259
3. Credit cards and related plans ............................................. RIAD    NO      NE      RIAD    NO     NE  3.
                                                                                4262                    4263
4. Commercial (time and demand) and all other loans ........................... RIAD    NO      NE      RIAD    NO     NE  4.
                                                                                4264                    4265
5. Lease financing receivables ................................................ RIAD    NO      NE      RIAD    NO     NE  5.
                                                                                4266                    4267
6. Total (sum of items 1 through 5) ........................................... RIAD    NO      NE      RIAD    NO     NE  6.
                                                                                4635                    4605

Memoranda
                                                     Dollar Amounts in Thousands       Mil    Thou             Mil   Thou
- -------------------------------------------------------------------------------------------------------------------------
1. To be completed by banks with loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans.
   Agricultural loans included in part I, items 1 through 4, above ............ RIAD       N/A          RIAD      N/A   M.1.
                                                                                4268                    4269
2.-3. Not applicable

4. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI-B, part I,
   items 2 through 4, above ................................................... RIAD       N/A          RIAD      N/A    M.4.
5. Real estate loans (sum of Memorandum items 5.a through 5.e must equal        5443                    5444
   Schedule RI-B, part I, item 1, above):
   a. Construction and land development ....................................... RIAD       N/A          RIAD      N/A    M.5.a.
                                                                                5445                    5446
   b. Secured by farmland ..................................................... RIAD       N/A          RIAD      N/A    M.5.b.
   c. Secured by 1-4 family residential properties:                             5447                    5448
         (1) Revolving, open-end loans secured by 1-4 family residential
             properties and extended under lines of credit .................... RIAD       N/A          RIAD      N/A    M.5.c.(1)
                                                                                5449                    5450
         (2) All other loans secured by 1-4 family residential properties ..... RIAD       N/A          RIAD      N/A    M.5.c.(2)
                                                                                5451                    5452
   d. Secured by multifamily (5 or more) residential properties ............... RIAD       N/A          RIAD      N/A    M.5.d.
                                                                                5453                    5454
   e. Secured by nonfarm nonresidential properties ............................ RIAD       N/A          RIAD      N/A    M.5.e.
                                                                                5455                    5456
- ----------
(1)  See instructions for loan classifications used in this schedule.


                                                                       FFIEC 034
                                                                       Page RI-5
                                                                             [7]


    Signet Trust Company
- --------------------------------------------
Legal Title of Bank


FDIC Certificate Number [][][][][]

Schedule RI-B--Continued
Part II.  Changes in Allowance for Loan and Lease Losses

Part II is to be reported with the December Report of Income.

                                                     Dollar Amounts in Thousands          Mil        Thou
- -----------------------------------------------------------------------------------------------------------------
1. Balance originally reported in the December 31, 1995, Reports of Condition
   and Income ................................................................. RIAD       NO         NE       1.
                                                                                3124
2. Recoveries (must equal part I, item 6, Column B above) ..................... RIAD       NO         NE       2.
                                                                                4605
3. LESS: Charge-offs (must equal part I, item 6, Column A above) .............. RIAD       NO         NE       3.
                                                                                4635
4. Provision for loan and lease losses (must equal Schedule RI, item 4.a) ..... RIAD       NO         NE       4.
                                                                                4230
5. Adjustments* (see instructions for this schedule) .......................... RIAD       NO         NE       5.
6. Balance end of current period (sum of items 1 through 5) (must equal         4815
   Schedule RC, item 4.b) ..................................................... RIAD       NO         NE       6.
                                                                                3123
- ----------
* Describe on Schedule RI-E--Explanations


Schedule RI-C--Applicable Income Taxes by Taxing Authority

Schedule RI-C is to be reported with the December Report of Income.

                                                                                               [1189]
                                                     Dollar Amounts in Thousands           Mil       Thou
- -----------------------------------------------------------------------------------------------------------------
1. Federal .................................................................... RIAD                   N/A     1.
                                                                                4780
2. State and local ............................................................ RIAD                   N/A     2.
                                                                                4790
3. Total (sum of items 1 and 2)(must equal sum of Schedule RI, items 9 and
   11.b) ...................................................................... RIAD                   N/A     3.
                                                                                4770
4. Deferred portion of item 3 ............................. RIAD            N/A                                4.
                                                            4772



Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                               [I195]
                                                                                            Year-to-date
                                                     Dollar Amounts in Thousands           Mil       Thou
- -----------------------------------------------------------------------------------------------------------------
1. All other noninterest income (from Schedule RI, item 5.b.(2))
   Report amounts that exceed 10% if Schedule RI, item 5.b.(2):
   a. Net gains on other real estate owned .................................... RIAD        NO         NE        1.a.
                                                                                5415
   b. Net gains on sales of loans ............................................. RIAD        NO         NE        1.b.
                                                                                5416
   c. Net gains on sales of premises and fixed assets ......................... RIAD        NO         NE        1.c.
                                                                                5417
   Itemize and describe the three largest other amounts that exceed 10%
   of Schedule RI, item 5.b.(2):
   d. [Text] Mutual Fund 12B-1 Fees                                             RIAD                   89        1.d.
       4461                                                                     4531
   e. [Text.................................................................... RIAD                             1.e.
       4462                                                                     4462
   f. [Text]................................................................... RIAD                             1.f.
       4463                                                                     4463

2. Other noninterest expense (from Schedule RI, item 7.c):
   a. Amortization expense of intangible assets ............................... RIAD        NO         NE        2.a.
                                                                                4531
   Report amounts that exceed 10% of Schedule RI, item 7.c:
   b. Net losses on other real estate owned ................................... RIAD        NO         NE        2.b.
                                                                                5418
   c. Net losses on sales of loans ............................................ RIAD        NO         NE        2.c.
                                                                                5419
   d. Net losses on sales of premises and fixed assets ........................ RIAD        NO         NE        2.d.
                                                                                5420
   Itemize and describe the three largest other amounts that exceed 10% of
   Schedule RI, item 7.c:
   e. [Text]................................................................... RIAD        NO         NE        2.e.
       4464                                                                     4464
   f. [Text]................................................................... RIAD        NO         NE        2.f.
       4467                                                                     4467
   g. [Text]................................................................... RIAD        NO         NE        2.g.
       4468                                                                     4468


                                                                       FFIEC 034
                                                                       Page RI-6
                                                                             [8]


Schedule RI-E--Continued

                                                                                               Tear-to-date
                                                     Dollar Amounts in Thousands           Mil       Thou
- -----------------------------------------------------------------------------------------------------------------
3. Extraordinary items and other adjustments (from Schedule RI, item 11.a) and applicable income tax effect (from Schedule RI, item 11.b) (itemize and describe all extraordinary items and other adjustments):
   a.(1) [Text]_________________________________________________________________RIAD        NO         NE        3.a.(1)
          4469                                                                  4469
     (2) Applicable income tax effect                       RIAD    [___]   [__]                                 3.a.(2)
                                                            4486
   b.(1) [Text]_________________________________________________________________RIAD        NO         NE        3.b.(1)
          4487                                                                  4487
     (2) Applicable income tax effect                       RIAD    [___]   [__]                                 3.b.(2)
                                                            4488
   c.(1) [Text]_________________________________________________________________RIAD        NO         NE        3.c.(1)
          4489                                                                  4489
     (2) Applicable income tax effect                       RIAD    [___]   [__]                                 3.c.(2)
                                                            4491
4. Equity capital adjustments from amended Reports of Income (from Schedule
   RI-A, item 2) (itemize and describe all adjustments):
   a. [Text]___________________________________________________________________ RIAD        NO         NE         4.a.
       4492                                                                     4492
   b. [Text]___________________________________________________________________ RIAD        NO         NE         4.b.
       4493                                                                     4493
5. Cummulative effect of changes in accounting principles from prior years
   (from Schedule RI-A, item 9)(itemize and describe all changes in accounting principles):
   a. [Text]___________________________________________________________________ RIAD        NO         NE         5.a.
       4494                                                                     4494
   b. [Text]___________________________________________________________________ RIAD        NO         NE         5.b.
       4495                                                                     4495
6. Corrections of material accounting errors from prior years (from Schedule
   RI-A, item 10)(itemize and describe all corrections):
   a. [Text]___________________________________________________________________ RIAD        NO         NE         6.a.
       4496                                                                     4496
   b. [Text]___________________________________________________________________ RIAD        NO         NE         6.b.
       4496                                                                     4497
7. Other transactions with parent holding company (from Schedule RI-A, item 12)
   (itemize and describe all such transactions):
   a. [Text]___________________________________________________________________ RIAD        NO         NE         7.a.
       4497                                                                     4498
   b. [Text]___________________________________________________________________ RIAD        NO         NE         7.b.
       4498                                                                     4499
8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part
   II, item 5) (itemize and describe all adjustments):
   a. [Text]___________________________________________________________________ RIAD        NO         NE         8.a.
       4499                                                                     4521
   b. [Text]___________________________________________________________________ RIAD        NO         NE         8.b.
       4521                                                                     4522
9. Other explanations (the space below is provided for the bank to briefly   [I198]             [I199]
   describe, at its option, any other significant items affecting the Report of Income):
   No comment   [ ] RIAD 4769
                    4522
   Other explanations (please type or print clearly):
  (Text 4769)

[  Affix the address label in this space.             ]                FFIEC 034
                                                                       Page RC-1
                                                                          [9]
  Signet Trust Company
- -----------------------------------------------------
Legal Title of Bank

  Richmond
- -----------------------------------------------------
City

  Virginia                                  23219
- -----------------------------------------------------
State                                       Zip Code
[                                                     ]

FDIC Certificate Number [][][][][]

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for June 30, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                               C100
                                                                                               ----
                                                     Dollar Amounts in Thousands             Mil  Thou
- --------------------------------------------------------------------------------------------------------------------
ASSETS
 1. Cash and balances due from depository institutions:
    a. Noninterest-bearing balances and currency and coin(1,2)..................RCON           6    905       1.a.
                                                                                0081
    b. Interest-bearing balances(2).............................................RCON          NO    NE        1.b.
                                                                                0071
 2. Securities:
    a. Held-to-maturity securities (from Schedule RC-B, column A)...............RCON          NO    NE        2.a.
                                                                                1754
    b. Available-for-sale securities (from Schedule RC-B, column D).............RCON                45        2.b.
                                                                                1773
 3. Federal funds sold and securities purchased under agreements to resell:
    a. Federal funds sold(4)....................................................RCON          NO    NE        3.a.
                                                                                0276
    b. Securities purchased under agreements to resell(5).......................RCON          NO    NE        3.b.
                                                                                0277
 4. Loans and lease financing receivables:
    a. Loans and leases, net of unearned income (from
       Schedule RC-C)............................................RCON   NO   NE                               4.a.
                                                                 2122
    b. LESS: Allowance for loan and lease losses.................RCON   NO   NE                               4.b.
                                                                 3123
    c. LESS: Allocated transfer risk reserve.....................RCON   NO   NE                               4.c.
                                                                 3128
    d. Loans and leases, net of unearned income, allowance, and
       reserve (item 4.a minus 4.b and 4.c).....................................RCON          NO    NE        4.d.
                                                                                2125
 5. Trading assets..............................................................RCON          NO    NE        5.
                                                                                3545
 6. Premises and fixed assets (including capitalized leases)....................RCON           2    542       6.
                                                                                2145
 7. Other real estate owned (from Schedule RC-M)................................RCON          NO    NE        7.
                                                                                2150
 8. Investments in unconsolidated subsidiaries and associated companies
    (from Schedule RC-M)........................................................RCON          NO    NE        8.
                                                                                2130
 9. Customers' liability to this bank on acceptances outstanding................RCON          NO    NE        9.
                                                                                2155
10. Intangible assets (from Schedule RC-M)......................................RCON          NO    NE       10.
                                                                                2143
11. Other assets (from Schedule RC-F)...........................................RCON           3    639      11.
                                                                                2160
12. a. Total assets (sum of items 1 through 11).................................RCON          13    131      12.a.
                                                                                2170
    b. Losses deferred pursuant to 12 U.S.C. 1823(j)............................RCON          NO    NE       12.b.
                                                                                0306
    c. Total assets and losses deferred pursuant to 12 U.S.C. 1823(j)
       (sum of items 12.a and 12.b).............................................RCON          13    131      12.c.
                                                                                0307

- ----------

1. Includes cash items in process of collection and unposted debits.
2. The amount reported in this item must be greater than or equal to the sum of Schedule RC-M, items 3.a and 3.b.
3. Includes time certificates of deposit not held for trading.
4. Report "term federal funds sold" in Schedule RC, item 4.a, "Loans and leases, net of unearned income," and in Schedule RC-C, part I.
5. Report securities purchased under agreements to resell that involve the receipt of immediately available funds and mature in one business day or roll over under a continuing contract in Schedule RC, item 3.a. "Federal funds sold."

                                                                       FFIEC 034
                                                                       Page RC-2
                                                                            [10]


Schedule RC--Continued

                                                     Dollar Amounts in Thousands          Mil       Thou
- -----------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E)  RCON     NO         NE      13.a.
     `                                                                            2200
       (1) Noninterest-bearing(1)............................RCON    NO    NE                                 13.a.(1)
                                                             6631
       (2) Interest-bearing..................................RCON    NO    NE                                 13.a.(2)
                                                             6636
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs............
       (1) Noninterest-bearing..................................................
       (2) Interest-bearing.....................................................
14. Federal funds purchased and securities sold under agreements to repurchase:
    a. Federal funds purchased(2)...............................................  RCON     NO         NE      14.a.
                                                                                  0278
    b. Securities sold under agreements to repurchase(3)........................  RCON     NO         NE      14.b.
                                                                                  0279
15. a. Demand notes issued to the U.S. Treasury.................................  RCON     NO         NE      15.a.
                                                                                  2840
    b. Trading liabilities......................................................  RCON     NO         NE      15.b.
                                                                                  3548
16. Other borrowed money:
    a. With a remaining maturity of one year or less............................  RCON     NO         NE      16.a.
                                                                                  2332
    b. With a remaining maturity of more than on year...........................  RCON     NO         NE      16.b.
                                                                                  2333
17. Mortgage indebtedness and obligations under capitalized leases..............  RCON     NO         NE      17.
                                                                                  2910
18. Bank's liability on acceptances executed and outstanding....................  RCON     NO         NE      18.
                                                                                  2920
19. Subordinated notes and debentures...........................................  RCON     NO         NE      19.
                                                                                  3200
20. Other liabilities (from Schedule RC-G)......................................  RCON      1        344      20.
                                                                                  2930
21. Total liabilities (sum of items 13 through 20)..............................  RCON      1        344      21.
                                                                                  2948
22. Limited-life preferred stock and related surplus............................  RCON     NO         NE      22.
                                                                                  3282
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus...............................  RCON     NO         NE      23.
                                                                                  3838
24. Common stock................................................................  RCON      1        200      24.
                                                                                  3230
25. Surplus (exclude all surplus related to preferred stock)....................  RCON               300      25.
                                                                                  3839
26. a. Undivided profits and capital reserves...................................  RCON     10        287      26.a.
                                                                                  3632
    b. Net unrealized holding gains (losses) on available-for-sale securites....  RCON     NO         NE      26.b.
                                                                                  8434
27. Cumulative foreign currency translation adjustments.........................

28. a. Total equity capital (sum of items 23 through 27)........................  RCON     11        787      28.a.
                                                                                  3210
    b. Losses deferred pursuant to 12 U.S.C. 1823(j)............................  RCON     NO        287      28.b.
                                                                                  0306
    c. Total equity capital and losses deferred pursuant to 12 U.S.C. 1823(j)
       (sum of items 28.a and 28.b).............................................  RCON     11        787      28.c.
                                                                                  3559
29. Total liabilities, limited-life preferred stock, equity capital, and losses
    deferred pursuant to 12 U.S.C. 1823(j) (sum of items 21, 22, and 28.c).....   RCON     13        131      29.
Memorandum                                                                        2257
To be reported only with the March Report of Condition.
1.  Indicate in the box at the right the number of the statement below that best
    describes the most comprehensive level of auditing work performed for the                       Number
    bank by independent external auditors as of any data during 1995............  RCON                        M.1.

                                                                                  6724
1. = Independent  audit  of the  bank  conducted  in  accordance with  generally accepted  auditing  standards by a certified  public  accounting firm which submits a report on the bank
2. = Independent  audit  of  the  bank's  parent  holding  company  conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated  holding company
     (but not on the bank separately)
3. = Directors'  examination of the bank  conducted in accordance with generally accepted  auditing  standards by a certified public accounting firm (may be required by state chartering authority)
4. = Directors' examination of the bank performed  by  other  external  auditors
     (may be required by state chartering authority)
5. = Review of the bank's financial statements by external auditors
6. = Compilation of the bank's financial statements by external auditors
7. = Other audit procedures (excluding tax preparation work)
8. = No external audit work

- --------------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Report "term federal funds purchased" in Schedule RC, item 16, "Other borrowed money."
(3) Report securities sold under agreements to repurchase that involve the receipt of immediately available funds and mature in one business day or roll over under a continuing contract in Schedule RC, item 14.a, "Federal funds purchased."

                                                                       FFIEC 034
                                                                       Page RC-3
                                                                            [11]

Schedule RC-B--Securities
Exclude assets held for trading.

                                                                                                            C110
                                                      --------------------------------------------------------------------
                                                             Held-to-maturity               Available-for-sale
                                                      --------------------------------------------------------------------
                                                        (Column A)      (Column B)        (Column C)       (Column D)
                                                      Amortized Cost    Fair Value      Amortized Cost    Fair Value(1)
                                                      --------------------------------------------------------------------
                          Dollar Amounts in Thousands      Mil  Thou         Mil  Thou         Mil  Thou         Mil  Thou
- --------------------------------------------------------------------------------------------------------------------------
   obligations (exclude mortgage-backed securities):
   a. Issued by U.S. Government agencies(2)...........RCON  NO   NE    RCON  NO    NE    RCON  NO    NE    RCON   NO   NE    2.a.
   b. Issued by U.S. Government-sponsored             1289             1290              1291              1293
      agencies(3).....................................RCON  NO   NE    RCON  NO    NE    RCON  NO    NE    RCON   NO   NE    2.b.
3. Securities issued by states and political          1294             1295              1297              1298
   subdivisions in the U.S.:
   a. General obligations.............................RCON  NO   NE    RCON  NO    NE    RCON  NO    NE    RCON   NO   NE    3.a.
                                                      1676             1677              1678              1679
   b. Revenue obligations.............................RCON  NO   NE    RCON  NO    NE    RCON  NO    NE    RCON   NO   NE    3.b.
                                                      1681             1686              1690              1691
   c. Industrial development and similar obligations..RCON  NO   NE    RCON  NO    NE    RCON  NO    NE    RCON   NO   NE
                                                      1694             1695              1696              1697
4. Mortgage-backed securities (MBS):                                                                                         3.c.
   a. Pass-through securities:
      (1) Guaranteed by GNMA..........................RCON  NO   NE    RCON  NO    NE    RCON  NO    NE    RCON   NO   NE  4.a.(1)
                                                      1698             1699              1701              1702
      (2) Issued by FNMA and FHLMC....................RCON  NO   NE    RCON  NO    NE    RCON  NO    NE    RCON   NO   NE  4.a.(2)
                                                      1703             1705              1706              1707
      (3) Other pass-through securities...............RCON  NO   NE    RCON  NO    NE    RCON  NO    NE    RCON   NO   NE  4.a.(3)
                                                      1709             1710              1711              1713
   b. Other mortgage-backed securities (include
      CMOs, REMICs, and stripped MBS):
      (1) Issued or guaranteed by FNMA,
          FHLMC, or GNMA..............................RCON  NO   NE    RCON  NO    NE    RCON  NO    NE    RCON   NO   NE  4.b.(1)
      (2) Collateralized by MBS issued or guaranteed  1714             1715              1716              1717
          by FNMA, FHLMC, or GNMA.....................RCON  NO   NE    RCON  NO    NE    RCON  NO    NE    RCON   NO   NE 4.b.(2)
                                                      1718             1719              1731              1732
      (3) All other mortgage-backed securities........RCON  NO   NE    RCON  NO    NE    RCON  NO    NE    RCON   NO   NE 4.b.(3)
                                                      1733             1734              1735              1736
5. Other debt securities..............................RCON  NO   NE    RCON  NO    NE    RCON  NO    NE    RCON   NO   NE      5.
                                                      1774             1775              1776              1779
6. Equity securities:
   a. Investments in mututal funds....................                                   RCON  NO    NE    RCON   NO   NE    6.a.
   b. Other equity securities with readily                                               1747              1748
      determinable fair values........................                                   RCON  NO    NE    RCON   NO   NE    6.b.
   c. All other equity securities(1) (includes Federal                                   1749              1751
      Reserve stock)..................................                                   RCON  NO    45    RCON   NO   NE    6.c.
7. Total (sum of items 1 through 6) (total of                                            1752              1753
   column A must equal Schedule RC, item 2.a)
   (total of column D must equal Schedule RC,
   item 2.b)..........................................RCON  NO   NE    RCON  NO    NE    RCON        45    RCON   NO   NE    7.
                                                      1754             1771              1772              1753
- ---------------

(1) Includes equity securities without readily determinable fair values at historical cost in Item 6.c, column D.
(2) Includes Small Business Administration  "Guaranteed Loan Pool Certificates,"
    U.S.  Maritime   Administration   obligations,   and  Export-Import   Bank
    participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

                                                                       FFIEC 034
                                                                      Page RC--4
                                                                            [12]
Signet Trust Company
__________________________________________
Legal Title of Bank

FDIC CERTIFICATE NUMBER  [][][][][]

Schedule RC-B--Continue

Memoranda                                                                                   C112
                                                 Dollar Amounts in  Thousands             Mil  Thou
- -------------------------------------------------------------------------------------------------------------
                                                                                   RCON
1. Pledged securities............................................................  0416    NO   NE   M.1.
2. Maturity and repricing data for debt securities (1,2,3,) (excluding those in nonaccrual status):

 a. Fixed rate debt securities with a remaining maturity of:                       RCON
  (1) Three months or less.......................................................  0343    NO   NE   M.2.a.(1)
                                                                                   RCON
  (2) Over three months through 12 months........................................  0344    NO   NE   M.2.a.(3)
                                                                                   RCON
  (3) Over one year through five years ..........................................  0345
                                                                                   RCON
  (4) Over five years............................................................  0346    NO   NE   M.2.a.(4)
  (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1) through    RCON
      2.a.(4))...................................................................  0347    NO   NE   M.2.a.(5)
 b. Floating rate debt securities with a repricing frequency of:                   RCON
  (1) Quarterly or more frequently...............................................  4544    NO   NE   M.2.b.(1)
                                                                                   RCON
  (2) Annually or more frequently, but less frequently than quarterly............  4545    NO   NE   M.2.b.(2)
                                                                                   RCON
  (3) Every five years or more frequently, but less frequently than annually.....  4551    NO   NE   M.2.b.(3)
                                                                                   RCON
  (4) Less frequently than every five years......................................  4552    NO   NE   M.2.B.(4)
  (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1)         RCON
      through 2.b.(4))...........................................................  4553    NO   NE   M.2.B.(5)
 c. Total debt  securities  (sum of  Memorandum  items 2.a.(5) and  2.b.(5)) (must equal total debt  securities  from  Schedule  RC-B,  sum of items 1 through 5, columns A and D, minus  nonaccrual debt securities  included in Schedule RC-N, RCON
    item 6,  column C)...........................................................  0393    NO   NE   M.2.c.
3. Not applicable
4. Held-to-maturity debt securities restructured and in compliance with modified   RCON
   terms (included in Schedule RC-B, items 3 through 5, column A, above).........  5365    NO   NE   M.4.
5. Not applicable
6. Floating rate debt securities with a remaining maturity of one year or          RCON
   less (1,3) (included in Memorandum items 2.b.(1) through 2.b.(4) above).......  5519    NO   NE   M.6.
7. Amortized cost of held-to-maturity securities sold or transferred to
   available-for-sale or trading securities during the calendar year-to-date       RCON
   (report the amortized cost at date of sale or transfer).......................  1778    NO   NE   M.7.
8. High-risk mortgage securities (included in the held-to-maturity and
   available-for sale accounts in Schedule RC-B, item 4.b):                        RCON
   a. Amortized cost.............................................................  8780    NO   NE   M.8.a.
                                                                                   RCON
   b. Fair value.................................................................  8781    NO   NE   M.8.b.
9. Structured notes (included in the held-to-maturity and available-for-sale
   accounts in Schedule RC-B, items 2, 3, and 5):                                  RCON
   a. Amortized cost.............................................................  8782    NO   NE   M.9.a.
                                                                                   RCON
 b. Fair value...................................................................  8781    NO   NE   M.9.b.


    (1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
    (2) Exclude equity securites, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
    (3) Memorandum items 2 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

                                                                       FFIEC 034
                                                                       Page RI-5
                                                                            [13]


Schedule RC-C--Loans and Lease Financing Receivables

Part 1. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading.

                                                                            C115
                       Dollar Amounts in Thousands                         Mil   Thou
- --------------------------------------------------------------------------------------
 1. Loans secured by real estate:                               RCON
    a. Construction and land development....................... 1415        NO    NE    1.a.
    b. Secured by farmland (including farm residential          RCON
       and other improvements.................................. 1420        NO    NE    1.b.
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4
           family residential properties and extended           RCON
           under lines of credit............................... 1797        NO    NE    1.c.(1)
       (2) All other loans secured by 1-4 family residential
           properties:                                          RCON
           (a) Secured by first liens.......................... 5367        NO    NE    1.c.(2)(a)
                                                                RCON
           (b) Secured by junior liens......................... 5368        NO    NE    1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential           RCON        NO    NE    1.d.
       properties.............................................. 1460
    e. Secured by nonfarm nonresidential properties............ RCON        NO    NE    1.e.
                                                                1480
 2. Loans to depository institutions........................... RCON        NO    NE    2.
                                                                1489
 3. Loans to finance agricultural production and other loans
    to farmers................................................. RCON        NO    NE    3.
                                                                1590
 4. Commercial and industrial loans............................ RCON        NO    NE    4.
                                                                1766
 5. Acceptances of other banks................................. RCON        NO    NE    5.
                                                                1755
 6. Loans to individuals for household, family, and other
    personal expenditures (i.e., consumer loans) (includes
    purchased paper):
    a. Credit cards and related plans (includes check credit
       and other revolving credit plans........................ RCON        NO     NE   6.a.
                                                                2008
    b. Other (includes single payment, installment, and all
       student loans).......................................... RCON        NO     NE   6.b.
                                                                2011
 7. Obligations (other than securities and leases) of states and political subdivisions in the U.S. (includes nonrated
    industrial development obligations)........................ RCON        NO     NE   7.
                                                                2107
 8. All other loans (exclude consumer loans)................... RCON        NO     NE   8.
                                                                2080
 9. Lease financing receivables (net of unearned income)....... RCON        NO     NE   9.
                                                                2165
10. LESS: Any unearned income on loans reflected in items
    1-8 above.................................................. RCON        NO     NE  10.
                                                                2123
11. Total loans and leases, net of unearned income (sum of items
    1 through 9 minus item 10) (must equal Schedule RC, item
    4.a)....................................................... RCON        NO     NE   11.
                                                                2122

                                                                       FFIEC 034
                                                                       Page RC-6
                                                                            [14]
Affix the address label in this space.

Signet Trust Company

- ----------------------------------------
Legal Title of Bank

Richmond

- ----------------------------------------
City

Virginia                   23219

- ----------------------------------------
State                      Zip Code

FDIC Certificate Number  [][][][][]

Schedule RC-C--Continued

Part 1. Continued

Memoranda

                                            Dollar Amounts in Thousands      Mil  Thou

- ---------------------------------------------------------------------------------------
 1. Loans(1) and leases restructured and in compliance with modified terms (included in Schedule RC-C, part 1, above and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1):
    a. Real estate loans.............................................. RCON   NO    NE   M.1.a.
    b. All other loans and all leases financing receivables (exclude   1617
       loans to individuals for household, family, and other personal
       expenditures).................................................. RCON   NO    NE   M.1.b.
 2. Maturity and repricing data for loans and leases(2) (excluding     8691
    those in nonaccrual status):
    a. Fixed rate loans and leases with a remaining maturity of:
       (1) Three months or less....................................... RCON   NO    NE   M.2.a.(1)
                                                                       0348
       (2) Over three months through 12 months........................ RCON   NO    NE   M.2.a.(2)
                                                                       0349
       (3) Over one year through five years........................... RCON   NO    NE   M.2.a.(3)
                                                                       0356
       (4) Over five years............................................ RCON   NO    NE   M.2.a.(4)
                                                                       0357
       (5) Total fixed rate loans and leases (sum of Memorandum items
          2.a.(1) through 2.a.(4)).................................... RCON   NO    NE   M.2.a.(5)
    b. Floating rate loans with a repricing frequency of:              0358
       (1) Quarterly or more frequently............................... RCON   NO    NE   M.2.b.(1)
       (2) Annually or more frequently, but less frequently than       4554
           quarterly.................................................. RCON   NO    NE   M.2.b.(2)
       (3) Every five years or more frequently, but less frequently    4555
           than annually.............................................. RCON   NO    NE   M.2.b.(3)
                                                                       4561
       (4) Less frequently than every five years...................... RCON   NO    NE   M.2.b.(4)
                                                                       4564
       (5) Total floating rate loans (sum of Memorandum items 2.b.(1)
           through 2.b.(4))........................................... RCON   NO    NE   M.2.b.(5)
                                                                       4567
    c. Total loans and leases (sum of Memorandum items 2.a.(5) and
       2.b.(5)) (must equal the sum of total loans and leases, net, from Schedule  RC-C, part 1, item 11, plus unearned  income from Schedule  RC-C,  part 1, item 10, minus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 5,
       column C)...................................................... RCON   NO    NE    M.2.c.
    d. Floating rate loans with a remaining maturity of one year or    1479
       less (included in Memorandum items 2.b.(1) through 2.b.(4)      RCON   NO    NE    M.2.d.
       above)......................................................... A246
 3. Reserved
 4. Loans to finance commercial real estate, construction, and land
    development activities (not secured by real estate) included in    RCON   NO    NE    M.4.
    Schedule RC-C, part 1, items 4 and 8, page RC-5(3)................ 2746
 5. Loans and leased held for sale (included in Schedule RC-C, part 1, RCON   NO    NE    M.5.
    above)............................................................ 5369
 6. Adjustable rate closed-end loans secured by first liens on 1-4
    family residential properties (included in Schedule RC-C, part 1,  RCON   NO    NE    M.6.
    item 1.c.(2)(a), page RC-5)....................................... 5370

- ---------

1 See instructions for loan classifications used in Memorandum item 1.
2 Memorandum item 2 is not applicable to savings banks that must complete supplemental Schedule RC-J.
3 Exclude loans secured by real estate that are included in Schedule RC-C,  part 1, items 1.a through 1.e.

                                                                       FFIEC 034
                                                                      Page RC-6a
                                                                           [14a]

Schedule RC-C--Continued

Part II. Loans to Small Businesses and Small Farms

Schedule RC-C, Part II is to be reported only with the June Report of Condition.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

Loans to Small Businesses

1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your  bank's "Loans secured by nonfarm nonresidential properties"  reported  in  Schedule  RC-C,  part  1,  item  1.e,  and  all or substantially  all of the  dollar  volume  of  your  bank's  "Commercial  and industrial  loans"  reported in Schedule RC-C,  part 1, item 4, have original
   amounts of $100,000 or less (If your bank has no loans outstanding in both of             C118
   these two loan catagories, place an "X" in the box marked "NO" and go to item            YES  NO
   5; otherwise, see instructions for further information.)......................... RCON          X  1.
                                                                                     6999
If YES,  complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.
If NO and your bank has loans outstanding in either category, skip items 2.a and
2.b, complete items 3 and 4 below, and go to item 5.

                                                                                    Number of
                                                                                      Loans
2. Report the total number of loans currently outstanding for each of the following schedule RC-C, part 1, loan categories:
   a. "Loans secured by nonfarm nonresidential properties" reported in Schedule
      RC-C, part 1, item 1.e......................................................... RCON            2.a.
                                                                                      5562
   b. "Commercial and industrial loans" reported in Schedule RC-C, part 1, item 4.... RCON            2.b.
                                                                                      5563



                                                                                 (Column A)    (Column B)
                                                                                                 Amount
                                                                                  Number of     Currently
                                                                                    Loans      Outstanding

                                                                                 -----------------------------
                                                 Dollar Amounts in Thousands                        Mil   Thou
- -----------------------------------------------------------------------------                      -----------
3. Number  and  amount  currently  outstanding  of  "Loans  secured  by  nonfarm nonresidential  properties"  reported in Schedule RC-C, part 1, item 1.e (sum of items 3.a through 3.c must be less than or equal to Schedule RC-C, part 1, item 1.a):
   a. With original amounts of $100,000 or less................................. RCON   N/A   RCON         N/A
                                                                                 5564         5565
   b. With original amounts of more than $100,000 through $250,000.............. RCON   N/A   RCON
                                                                                 5566         5567
   c. With original amounts of more than $250,000 through $1,000,000............ RCON   N/A   RCON
                                                                                 5568         5569
4. Number and amount currently outstanding of "Commercial and industrial loans" reported in Schedule RC-C, part 1, item 4 (sum of items 4.a through 4.c must be less than or equal to Schedule RC-C, part 1, item 4):
   a. With original amounts of $100,000 or less................................. RCON   N/A   RCON         N/A
                                                                                 5570         5571
   b. With original amounts of more than $100,000 through $250,000.............. RCON   N/A   RCON
                                                                                 5572         5573
   c. With original amounts of more than $250,000 through $1,000,000............ RCON   N/A   RCON
                                                                                 5574         5575

                                                                       FFIEC 034
                                                                      Page RC-6b
                                                                           [14b]



Signet Trust Company

- ------------------------------------
Legal Title of Bank

FDIC Certificates Number  [][][][][]


Schedule RC-C--Continued

Part II. Continued

Agricultural Loans to Small Farms

5. Indicate in the appropriate box at the right whether all or substantially all of the dollar  volume of your bank's  "Loans  secured by farmland  (including farm residential and other improvements)" reported  in Schedule RC-C, part 1, item 1.b, and all or  substantially  all of the dollar  volume of your bank's
   "Loans  to  finance  agricultural  production  and  other  loans to  farmers"
   reported in Schedule RC-C, part 1, item 3, have original  amounts of $100,000 or less  (If  your  bank  has no loans  outstanding  in both  these  two loan categories, place and "X" in the box marked "NO" and do not  complete items 7
   8; otherwise, see instructions for further information.)...................... RCON        YES       NO
                                                                                  6860                   X    5.
If YES,  complete items 6.a and 6.b below and do not complete 7 and 8. If NO and your bank has loans outstanding in either loan category,  skip items 6.a and 6.b and complete items 7 and 8 below.

                                                                                           Number of
                                                                                             Loans

6. Report  the  total  number of loans currently  outstanding  for  each  of the following schedule RC-C, part 1, loan catogories:
   a. "Loans secured by farmland (including farm residential and other
       improvements)" reported in Schedule RC-C, part 1, item 1.b..............   RCON                        6.a.
                                                                                  5576
   b. "Loans to finance agricultural production and other to farmers" reported
       in Schedule RC-C, part 1, item 3......................................     RCON                        6.b.
                                                                                  5577


                                                                                  Column (A)      Column (B)
                                                                                                    Amount
                                                                                  Number of        Currently
                                                                                   Loans          Outstanding
                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------
7. Number and amount currently outstanding of "Loans secured farmland (including farm residential and other  improvments)"  reported in Schedule RC-C, part 1, item 1.b (sum of items 7.a through 7.c must be less than or equal to Schedule
   RC-C, part 1, item 1.b):                                                                          Mil   Thou
   a. With original amounts of $100,000 or less.................................RCON    N/A     RCON     N/A  7.a.
                                                                                5578            5579
   b. With original amounts of more than $100,000 through $250,000..............RCON    N/A     RCON     N/A  7.b.
                                                                                5580            5581
   c. With original amounts of more than $250,000 through $500,000..............RCON    N/A     RCON     N/A  7.c.
                                                                                5582            5583
8. Number and amount  currently  outstanding  of "Loans to finance  agricultural production  and other loans to farmers"  reported in Schedule  RC-C,  part 1, item 3 (sum of items 8.a  through 8.c must be less than or equal to Schedule
   RC-C, part 1, Item 3):
   a. With original amounts of $100,000 or less.................................RCON    N/A     RCON     N/A  8.a.
                                                                                5584            5585
   b. With original amounts of more than $100,000 through $250,000..............RCON    N/A     RCON     N/A  8.b.
                                                                                5586            5587
   c. With original amounts of more than $250,000 through $500,000..............RCON    N/A     RCON     N/A  8.c.
                                                                                5588            5589

                                                                       FFIEC 034
                                                                       Page RC-7
                                                                            [15]



Schedule RC-E--Deposit Liabilities

                                                                                C125
                                                                              Nontransaction
                                            Transaction Accounts                 Accounts

                                                (Column A)      (Column B)      (Column C)
                                                  Total         Memo: Total       Total
                                               transaction        demand       nontransaction
                                                 accounts        deposits         accounts
                                                (including     (included in     (including
                                               total demand      column A)         MMDAs)
                                                 deposits)

                   Dollar Amounts in Thousands         Mil  Thou         Mil  Thou    Mil  Thou

Deposits of:
1. Individuals, partnerships, and corporations   RCON    NO  NE   RCON     NO  NE RCON  NO  NE        1.
                                                 2201             2240            2346
2. U.S. Government.............................  RCON    NO  NE   RCON     NO  NE RCON  NO  NE        2.
                                                 2202             2280            2520
3. States and political subdivisions in the U.S. RCON    NO  NE   RCON     NO  NE RCON  NO  NE        3.
                                                 2203             2290            2530
4. Commercial banks in the U.S. (including
   U.S. branches and agencies of foreign         RCON    NO  NE   RCON     NO  NE RCON  NO  NE        4.
   banks)......................................  2206             2310            2550

5. Other depository institutions in the U.S.     RCON    NO  NE   RCON     NO  NE RCON  NO  NE        5.
                                                 2207             2312            2349
6. Certified and official checks...............  RCON    NO  NE   RCON     NO  NE       NO  NE        6.
                                                 2330             2330
7. Banks in foreign countries, foreign
   governments, and foreign official             RCON    NO  NE   RCON     NO  NE RCON  NO  NE        7.
   institutions ...............................  2384             2385            2186

8. Total (sum of items 1 through 7) (sum
   of columns A and C must equal Schedule        RCON    NO  NE   RCON     NO  NE RCON  NO  NE        8.
   RC, item 13.a ..............................  2215             2210            2385


Memoranda

                             Dollar Amounts in Thousands           Mil  Thou
1. Selected components of total deposits (i.e., sum
   8, columns A and C):
   a. Total Individual Retirement Accounts (IRAs)
      and Keogh Plan accounts.....................        RCON      NO   NE     M.1.a.
                                                          6835
   b. Total brokered deposits.....................        RCON      NO   NE     M.1.b.
   c. Fully insured brokered deposit (included            2365
      in Memorandum item 1.b above):
      (1) Issued in denominations of less than
          $100,000................................        RCON      NO  NE      M.1.c.(1)
      (2) Issued either in denominations of $100,000      2343
          or in denominations greater than $100,000
          and participated out by the broker
          in shares of $100,000 or less...........        RCON      NO  NE      M.1.c.(2)
   d. Maturity data for brokered deposits:                 2344
      (1) Brokered deposits issued in denominations
          of less than $100,000 with a remaining
          maturity of one year or less (included
          in Memorandum item 1.c.(1) above)........        RCON      NO  NE      M.1.d.(1)
      (2) Brokered deposits issued in denominations        A243
          of $100,000 or more with a remaining maturity
          of one year or less (included in Memorandum
          item 1.b. above)..........................       RCON      NO  NE      M.1.d.(2)
   e. Preferred deposits (uninsured deposits of states     A244
      and political subdivisions in the U.S. reported in
      item 3 above which are secured or collateralized     RCON
      as required  under state law).................       5590
2. Components of total nontransaction accounts (sum of
   Memorandum items 2.a through 2.d must equal item 8,
   column c, above):
   a. Savings deposits:
      (1) Money market deposit accounts (MMDAs).........  RCON      NO  NE      M.2.a.(1)
      (2) Other savings deposits (excludes                6810


          MMDAs)........................................  RCON      NO  NE      M.2.a.(2)
                                                          0362
   b. Total time deposits less that $100,000............  RCON      NO  NE      M.2.b.
   c. Time certificates of deposit of $100,000            6648
      more..............................................  RCON      NO  NE      M.2.c.
   d. Open-account time deposits of $100,000              6645
      or more...........................................  RCON      NO  NE      M.2.d.
3. All NOW accounts (included in column A                 6646
   above)...............................................  RCON      NO  NE      M.3.
4. Not Applicable.......................................  2398

                                                                       FFIEC 034
                                                                       Page RC-8
                                                                            [16]


Signet Trust Company
- ------------------------------
Legal Title of Bank

FDIC Certificates Number [][][][][]

Schedule RC-E--Continued

Memoranda (Continued)

                                            Dollar Amounts in Thousands                         Mil   Thou

5. Maturity and  repricing  data for time deposits of less than $100,000 (sum of
   Memorandum  items  5.a.(1)  through  5.b.(3) must equal  Memorandum  item 2.b above):
   a. Fixed rate time deposits of less than $100,000 with a remaining maturity of:
      (1) Three months or less...............................................   RCON             NO  NE    M.5.a.(1)
                                                                                A225
      (2) Over three months through 12 months................................   RCON             NO  NE    M.5.a.(2)
                                                                                A226
      (3) Over one year......................................................   RCON             NO  NE    M.5.a.(3)
   b. Floating rate time deposits of less than $100,000 with a repricing        A227
      frequency of:
      (1) Quarterly or more frequently........................................  RCON             NO  NE    M.5.b.(1)
                                                                                A228
      (2) Annually or more frequently, but less frequently than quarterly.....  RCON             NO  NE    M.5.b.(2)
                                                                                A229
      (3) Less frequently than annually.......................................  RCON             NO  NE    M.5.b.(3)
                                                                                A230
  c. Floating rate time deposits of less than $100,000 with a remaining maturity of one year or less (included in Memorandum items 5.b.(1)
     through 5.b.(3) above)...................................................  RCON             NO  NE    M.5.c.
                                                                                A231
6. Maturity and repricing data for time deposits of $100,000 or more
   (i.e., time  certificates of deposit of $100,000 or more and open-account  time deposits of $100,000 or more) (sum of memorandum items 6.a.(1) through 6.b.(4) must equal the sum of Memorandum items 2.c and 2.d above):(1)
   a. Fixed rate rime deposits of $100,000 or more with a remaining maturity of:
      (1) Three months or less................................................  RCON             NO  NE    M.6.a.(1)
                                                                                A232
      (2) Over three months through 12 months.................................  RCON             NO  NE    M.6.a.(2)
                                                                                A233
      (3) Over one year through five years....................................  RCON             NO  NE    M.6.a.(3)
                                                                                A234
      (4) Over five years.....................................................  RCON             NO  NE    M.6.a.(4)
                                                                                A235
   b. Floating rate time deposits of $100,000 or more with a
      repricing frequency of:
     (1) Quarterly or more frequently.........................................  RCON             NO  NE    M.6.b.(1)
                                                                                A236
     (2) Annually or more frequently, but less frequently
         than quarterly.......................................................  RCON             NO  NE    M.6.b.(2)
                                                                                A237
     (3) Every five years or more frequently, but less
         frequently than annually.............................................  RCON             NO  NE    M.6.b.(3)
                                                                                A238
     (4)  Less frequently than every five years...............................  RCON             NO  NE    M.6.b.(4)
  c. Floating rate time deposits of $100,000 or more with a                     A239
     remaining maturity of one year or less (included
     in Memorandum items 6.b.(1) through 6.b.(4) above).......................  RCON             NO  NE    M.6.c.
                                                                                A240
- -------------

(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

                                                                      FFIEC 034
                                                                       Page RC-9
                                                                            [17]


SCHEDULE RC-F--OTHER ASSETS

                                                                                        C130
                                            Dollar Amounts in Thousands               Mil     Thou
1. Income earned, not collected on loans(1)............................    RCON       NO      NE     1.
                                                                           2164
2. Net deferred tax assets(2)..........................................    RCON       NO      NE     2.
                                                                           2148
3. Excess residential morgage servicing fees receivable ...............    RCON       NO      NE     3.
                                                                           5371
4. Other (itemize and describe amounts greater than $25,000
   that exceed 25% of the item)........................................    RCON        3      639    4.
                                                                           2168
     a. TEXT Trust Income Receivable ...............RCON        2      687                           4.a.
        3549                                        3549
     b. TEXT........................................RCON                                             4.b.
        3550                                        3550
     c. TEXT........................................RCON                                             4.c.
        3551                                        3551
5. Total (sum of items 1 through 4) must equal Schedule RC, item 11)...    RCON
                                                                           2160        3      639    5.

MEMORANDUM



                                            Dollar Amounts in Thousands             Mil   Thou
                                                                           RCON
1. Deferred tax assets disallowed for regulatory capital purposes ..       5610      NO     NE     M.1.


SCHEDULE RC-G--OTHER LIABILITIES

                                                                                                   [C135]

                                                     Dollar Amounts in Thousands             Mil   Thou

1. a. Interest accrued and unpaid on deposits(3)................................    RCON      NO     NE       1.a.
   b. Other expenses accrued and unpaid (includes accrued income taxes              3645
      payable) .................................................................    RCON             582      1.b.
                                                                                    3646
2. Net deferred tax liabilities2) ..............................................    RCON             141      2.
                                                                                    3049
3. Minority interest in consolidated subsidiaries...............................    RCON      NO     NE       3.
4. Other (itemize and describe amounts greater than $25,000 that                    3000
   exceed 25% of this item) ....................................................    RCON             621      4.
                                                                                    2938
a. TEXT  Non-Qualified Savings Reserve ...................  RCON      340                                     4.a.
   3552                                                     3552
b. TEXT  .................................................  RCON                                              4.b.
   3553                                                     3553
c. TEXT  .................................................  RCON                                              4.c.
   3554                                                     3554
5. Total (sum of items 1 through 4)(must equal Schedule RC, item 20)............    RCON      1      344      5.
                                                                                    2930

- ------------------
(1)  Report income earned, not collected on securities (and on other assets) in item 4 of Schedule RC-F.

(2) See discussion of deferred income taxes in Glossary entry on "income taxes."

(3)  For savings banks, include "dividents" accrued and unpaid on deposits.

                                                                      FFIEC 034
                                                                      Page RI-10
                                                                            [18]
Signet trust Company
- ------------------------------
Legal Title of Bank
FDIC Certificate Number [][][][][]
SCHEDULE RC-K  QUARTERLY AVERAGES(1)

                                                                                                         [C155]
                                                     Dollar Amounts in Thousands             Mil   Thou
Assets
1.  Interest-bearing balances due from depository institutions .................   RCON      NO      NE          1.
2.  a. U.S. Treasury securities, and U.S. Government agency and                    3381
       corporation obligations, and othr debt securities (4 )(excluding            RCON      NO      NE          2.a.
       securities issued by states and political subdivisions in the U.S.)......   3649
    b. Equity securities (4)(excluding investments in mutual funds and             RCON              45          2.b.
       Federal Reserve stock)...................................................   3648
3.  Securities issued by states and political subdivisions in the                  RCON      NO      NE          3.
    U.S.(4).....................................................................   3383
4.  Federal funds sold and securities purchased under agreements to                RCON      NO      NE          4.
    resell......................................................................   3365

5.  Loans(2,3):
    a. Total loans, net of unearned income to be completed only by those
       banks with less than $25 million in total assets)........................   RCON      NO      NE          5a.
                                                                                   3360
       The following four items are to be completed only by those banks with
       $25 million or more in total assets.
    b. Real estate loans........................................................   RCON      NO      NE          5.b.
                                                                                   3286
    c. Installment loans........................................................   RCON      NO      NE          5.c.
                                                                                   3287
    d. Credit cards and related plans...........................................   RCON      NO      NE          5.d.
                                                                                   3288
    e. Commercial (time and demand) and all other loans.........................   RCON      NO      NE          5.e.
                                                                                   3289
6.  Lease financing receivables (net of unearned income)........................   RCON      NO      NE          6.
                                                                                   3484
7.  Total assets(6).............................................................   RCON      12      334         7.
                                                                                   3368
LIABILITIES

8.  Interest-bearing transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)(exclude demand
    deposits)...................................................................   RCON      NO      NE          8.
                                                                                   3485
9.  Nontransaction accounts:

    a. Money market deposit accounts (MMDAs)....................................   RCON      NO      NE          9.a.
                                                                                   3486
    b. Other savings deposits...................................................   RCON      NO      NE          9.b.
                                                                                   3487
    c. Time certificates of deposit of $100,000 or more.........................   RCON      NO      NE          9.c.
                                                                                   3345
    d. All other time deposits (include all time deposits of less than
       $100,000 and open-account time deposits of $100,000 or more).............   RCON      NO      NE          9.d.
10. Federal funds purchased and securities sold under agreements to                3469
    repurchase..................................................................   RCON      NO      NE          10.
                                                                                   3353
MEMORANDUM
                                                                                                         [C135]
                                                     Dollar Amounts in Thousands             Mil   Thou
- ---------------------------------------------------------------------------------------------------------------------
11.To be  completed  by banks with $25 million or more in total  assets and with loans to finance agricultural production and other loans to farmers (Schedule
   RC-C, part 1, item 3) exceeding five percent of total loans. (3) Agricultural
   loans included in items 5.b through 5.e above ...............................   RCON             N/A        M.1.
                                                                                   3379

(1)For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter). In addition, averages of four month-end figures (the last day of the preceeding quarter and of each month of the currently-reported quarter) are allowed for items 2, 3, 5.a through 5.a, 6, 7, and Memorandum item 1.
(2)See instructions for loan classifications used in this schedule.
(3)The $25 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 1995 Report of Condition.
(4)Quarterly averages for all debt securities should be based on amortized cost.
(5)Quarterly averages for all equity securities should be based on historical costs.
(6)The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized costs, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinble fair values at historical cost.

                                                                      FFIEC 034
                                                                      Page RC-11
                                                                            [19]
SCHEDULE RC-L  OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                         [C160]
                                                     Dollar Amounts in Thousands             Mil   Thou
1. Unused commitments:
   a.Revolving, open-end lines secured by 1-4 family residential
     properties, e.g., home equity lines........................................   RCON      NO      NE          1.a.
                                                                                   3814
   b. Credit card lines.........................................................   RCON      NO      NE          1.b.
                                                                                   3815
c. Commercial real estate, construction, and land development:
     (1) Commitments to fund loans secured by real estate.......................   RCON      NO      NE          1.c.(1)
                                                                                   3816
     (2) Commitments to fund loans not secured by real estate ..................   RCON      NO      NE          1.c.(2)
                                                                                   6550
   d. Securites underwriting....................................................   RCON      NO      NE          1.d.
                                                                                   3817
   e. Other unused commitments..................................................   RCON      NO      NE          1.e.
                                                                                   3818
2. Financial standby letters of credit(1) ......................................   RCON      NO      NE          2.
                                                                                   3819
   a. Amount of financial standby letters of credit conveyed to others .........   RCON      NO      NE          2.a.
                                                                                   3820
3. Performance standby letters of credit(1).....................................   RCON      NO      NE          3.
                                                                                   3821
   a. Amount of performance standby letters of credit conveyed to others .......   RCON      NO      NE          3.a.
                                                                                   3822
4. Commercial and similar letters of credit(1)..................................   RCON      NO      NE          4.
                                                                                   3411
5. Not applicable
6. Participations in acceptances (as described in the instructions)                RCON      NO      NE          6.
   acquired by the reporting (nonaccepting) bank................................   3429
7. Securities borrowed..........................................................   RCON      NO      NE          7.
                                                                                   3432
8. Securities lent (including customers' securities lent where the                 RCON      NO      NE          8.
   customer is indemnified against loss by the reporting bank) .................   3433
9. Loans transferred (i.e., sold or swapped) with recourse that have been treated as sold for Call Report purposes:
   a. FNMA and FHLMC residential mortgage loan pools:
     (1) Outstanding principal balances of mortgages tranferred as of the          RCON      NO      NE          9.a.(1)
         report date............................................................   3650
     (2) Amount of recourse exposure on these mortgages as of the report           RCON      NO      NE          9.a.(2)
         date...................................................................   3651
   b. Private (nongovernment-issued or -guaranteed) residential mortgage loans pools:
     (1) Outstanding principal balance of mortgages transferred as of the          RCON      NO      NE          9.b.(1)
         report date............................................................   3652
     (2) Amount of recourse exposure on these mortgages as of the report           RCON     `NO      NE          9.b.(2)
         date...................................................................   3653
   c. Farmer Mac agricultural mortgage loan pools:
     (1) Outstanding principal balance of mortgages as of the report date ......   RCON      NO      NE          9.c.(1)
                                                                                   3654
     (2) Amount of recourse exposure on these mortgages as of the report3          RCON      NO      NE          9.c.(2)
         date...................................................................   3655
   d. Small business obligations transferred with recourse under Section
      208 of the Riegle Community Development and Regulatory Improvement Act
      of 1994:
     (1) Outstanding principal balance of small business obligations               RCON      NO      NE          9.d.(1)
         transferred as of the report date......................................   A249
     (2) Amount of retained recourse on these obligations as of the report         RCON      NO      NE          9.d.(2)
         date...................................................................   A250
10. When-issued securities:
   a. Gross commitments to purchase.............................................   RCON      NO      NE         10.a
                                                                                   3434
   b. Gross commitments to sell.................................................   RCON      NO      NE         10.b.
                                                                                   3435
11. Spot foreign echange contracts..............................................   RCON      NO      NE         11.
                                                                                   8765
12. All other off-balance sheet liabilities (exclude off-balances sheet derivatives)(itemize and describe each component of this item over 25% of Schedule RC, item 28.a, "Total equity capital")
    a.    TEXT .................................................................   RCON      NO      NE         12.a.
          3555                                                                     3555
    b.    TEXT..................................................................   RCON      NO      NE         12.b.
          3556                                                                     3556
    c.    TEXT..................................................................   RCON      NO      NE         12.c.
          3557                                                                     3557
    d.    TEXT..................................................................   RCON      NO      NE         12.d.
          3558                                                                     3558

                                                                       FFIEC 034
                                                                      Page RC-12
                                                                            [20]


Signet Trust Company
- ------------------------------
Legal Title of Bank

FDIC Certificates Number  | | | | | | |
                          -------------
Schedule RC-L--Continued




                                                            Dollar Amounts in Thousands               Mil    Thou
- ---------------------------------------------------------------------------------------
13. All other off-balance sheet assets (exclude off-balance sheet derivatives)(itemize and describe each component of this item over 25% of Schedule RC, item 28.a, "Total
equity capital").......................................................................        RCON    NO      NE  13.
                                                                                               5591
 a. TEXT...................................................................RCON
    5592                                                                   5592                                    13.a.
 b. TEXT...................................................................RCON
    5593                                                                   5593                                    13.b.
 c. TEXT...................................................................RCON
    5594                                                                   5594                                    13.c.
 d. TEXT...................................................................RCON
    5595                                                                   5595                                    13.d.

                                                      (Column A)       (Column B)         (Column C)         (Column D)
                                                       Interest          Foreign            Equity            Commodity
                                                        Rate             Exchange          Derivative         and Other
                                                      Contracts          Contracts          Contracts         Contracts
                Dollar Amounts in Thousands           Mil   Thou         Mil  Thou           Mil  Thou        Mill Thou
             Off-balance Sheet Derivatives
                    Position Indicators
14.  Gross amounts (e.g., notional amounts)(for
     each column, sum of items 14.a through 14.a
     must equal sum of items 15, 16.a, and 16.b)
     a. Futures contracts....................... RCON   NO   NE     RCON  NO    NE      RCON    NO   NE     RCON   NO  NE  14.a.
                                                 8693               8694                8695                8696
     b. Forward contracts....................... RCON   NO   NE     RCON  NO    NE      RCON    NO   NE     RCON   NO  NE  14.b.
                                                 8697               8698                8699                8700
     c. Exchange-traded option contracts:
          (1) Written options................... RCON   NO   NE     RCON  NO    NE      RCON    NO   NE     RCON   NO  NE  14.c.(1)
                                                 8701               8702                8703                8704
          (2) Purchased options................. RCON   NO   NE     RCON  NO    NE      RCON    NO   NE     RCON   NO  NE  14.c.(2)
                                                 8705               8706                8707                8708
     d. Over-the-counter option contracts:
          (1)Written options.................... RCON   NO   NE     RCON  NO    NE      RCON    NO   NE     RCON   NO  NE  14.d.(1).
                                                 8709               8710                8711                8712
          (2)Purchased options.................. RCON   NO   NE     RCON  NO    NE      RCON    NO   NE     RCON   NO  NE  14.d.(2)
                                                 8713               8714                8715                8716
     e. Swaps................................... RCON   NO   NE     RCON  NO    NE      RCON    NO   NE     RCON   NO  NE  14.e.
                                                 3450               3826                8719                8720
15. Total gross notional amount of derivative    RCON   NO   NE     RCON  NO    NE      RCON    NO   NE     RCON   NO  NE
    contracts held for trading.................. A126               A127                8723                8724
16. Total gross notional amount of derivative
    contracts held for purposes other than
    trading:
 a. Contracts marked to market.................. RCON   NO   NE     RCON  NO    NE      RCON    NO   NE     RCON   NO  NE  16.a.
                                                 8725               8726                8727                8728
 b. Contracts not marked to market.............. RCON   NO   NE     RCON  NO    NE      RCON    NO   NE     RCON   NO  NE  16.b
                                                 8729               8730                8731                8732

MEMORANDA
                                                    Dollar Amounts in Thousands            Mil    Thou
- -------------------------------------------------------------------------------------------------------
1.-2. Not applicable
3.    Unused commitments with an original maturity exceeding one year that are reported in Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments that are fee paid or otherwise legally
      binding)................................................................. RCON       NO      NE         M.3.
                                                                                3833

                                                                       FFIEC 034
                                                                      Page RC-13
                                                                            [21]

Schedule RC-M--Memoranda



                                                                                                          C185
                                                     Dollar Amounts in Thousands                       Mil     Thou
- -------------------------------------------------------------------------------------------------------------------------
1.  Extensions  of  credit  by the  reporting  bank to its  executive  officers, directors,  principal shareholders, and their related as of the report date:
    a. Aggregate  amount of all extensions of credit to all executive  officers,
       directors, principal shareholders, and their related interests...........                RCON    NO       NE   1.a.
    b. Number of executive officers,  directors,  and principal  shareholders to                6164
       whom the  amount  of all  extensions  of  credit  by the  reporting  bank
       (including  extensions of credit to related  interests) equals or exceeds
       the lesser of $500,000 or 5 percent of total capital as defined for this        Number
       purpose in agency regulations ...........................................RCON    NONE                          1.b.
2.  Not applicable                                                              6165
3.  a. Noninterest-bearing  balances  due  from  commercial  banks  in the  U.S.
       (included  in Schedule  RC, item  1.)(exclude  balances  due from Federal
       Reserve Banks and cash items in process of collection)...................                RCON     6      905   3.a.
                                                                                                0050
    b. Currency and coin (included in Schedule RC, item 1.a)....................                RCON    NO       NE   3.b.
                                                                                                0080
4.  Outstanding  principal  balance of 1-4  family  residential  mortgage  loans
    serviced  for  others   (include  both  retained   servicing  and  purchased
    servicing):
    a. Mortgages serviced under a GNMA contract.................................                RCON    NO       NE   4.a.
                                                                                                5500
    b. Mortgages serviced under a FHLMC contract:
       (1) Serviced with recourse to servicer...................................                RCON    NO       NE   4.b.(1)
                                                                                                5501
       (2) Serviced without recourse to servicer................................                RCON    NO       NE   4.b.(2)
    c. Mortgages serviced under a FNMA contract:                                                5502
      (1) Serviced under a regular option contract..............................                RCON    NO       NE   4.c.(1)
                                                                                                5503
      (2) Serviced under a special option contract..............................                RCON    NO       NE   4.c.(2)
                                                                                                5504
    d. Mortgages serviced under other servicing contracts ......................                RCON    NO       NE   4.d
                                                                                                5505
5.  Not applicable
6.  Intangible assets:
    a. Mortgage servicing rights................................................                RCON    NO       NE   6.a
    b. Other identifiable intangible assets:                                                    3164
      (1) Purchased credit card relationships...................................                RCON    NO       NE   6.b.(1)
                                                                                                5506
      (2) All other identifiable intangible assets..............................                RCON    NO       NE   6.b.(2)
                                                                                                5507
    c. Goodwill.................................................................                RCON    NO       NE   6.c.
                                                                                                3163
    d. Total (sum of items 6.a through 6.c)(must equal Schedule RC, item 10)....                RCON    NO       NE   6.d.
                                                                                                2143
    e. Amount of intangible assets (included in item 6.b.(2) above) that have been
       grandfathered or are otherwise qualifying for regulatory capital purposes.               RCON    NO       NE   6.e.
                                                                                                6442
7.  Mandatory  convertible  debt,  net of common or  perpetual  preferred  stock
    dedicated to redeem the debt................................................                RCON    NO       NE   7.
8.a. Other real estate owned                                                                    3905
     (1) Direct and indirect investments in real estate ventures................                RCON    NO       NE   8.a.(1)
     (2) All other real estate owned:                                                           5372
         (a) Construction and land development..................................                RCON    NO       NE   8.a.(2)(a)
                                                                                                5508
         (b) Farmland...........................................................                RCON    NO       NE   8.a.(2)(b)
                                                                                                5509
         (c) 1-4 family residential properties..................................                RCON    NO       NE   8.a.(2)(c)
                                                                                                5510
         (d) Multifamily (5 or more) residential properties.....................                RCON    NO       NE   8.a.(2)(d)
                                                                                                5511
         (e) Nonfarm nonresidential properties..................................                RCON    NO       NE   8.a.(2)(e)
                                                                                                5512
     (3) Total (sum of items 8.a.(1) and 8.a.(2))(must equal Schedule RC, item 7)               RCON    NO       NE   8.a.(3)
                                                                                                2150
 b. Investments in unconsolidated subsidiaries and associated companies:
    (1) Direct and indirect investments in real estate ventures.................                RCON    NO       NE   8.b.(1)
                                                                                                5374
    (2) All other investments in unconsolidated subsidiaries and associated
        companies...............................................................                RCON    NO       NE   8.b.(2)
                                                                                                5378
    (3) Total (sum of items 8.b.(1) and 8.b.(2))(must equal Schedule RC, item 8)                RCON    NO       NE   8.b.(3)
                                                                                                2130
 c. Total assets of unconsolidated subsidiaries and associated companies........                RCON    NO       NE   8.c.
                                                                                                5376

                                                                      FFIEC 034
                                                                      Page RC-14
                                                                            [22]

Signet Trust Company
- ------------------------------
Legal Title of Bank

FDIC Certificates Number  | | | | | | |
                          -------------


Schedule RC-M--Continued



                                                     Dollar Amounts in Thousands       Mil     Thou
- ------------------------------------------------------------------------------------------------------------
9.  Noncumulative perpetual preferred stock and related surplus included in
    Schedule RC, item 23, "Perpetual preferred stock and related surplus".......RCON    NO       NE   9.
                                                                                3778
10. Mutual fund and annuity dales during the quarter (include proprietary, private label, and third party products):...................................
    a. Money market funds.......................................................RCON    NO       NE   10.a.
                                                                                6441
    b. Equity securities funds..................................................RCON    NO       NE   10.b.
                                                                                8427
    c. Debt securities funds....................................................RCON    NO       NE   10.c.
                                                                                8428
    d. Other mutual funds.......................................................RCON    NO       NE   10.d.
                                                                                8429
    e. Annuities................................................................RCON    NO       NE   10.e.
                                                                                8430
    f. Sales of proprietary mutual funds and annuities (included in items 10.a
       through 10.e above)......................................................RCON    NO       NE   10.f.
                                                                                8784


MEMORANDUM                                           Dollar Amounts in Thousands        Mil   Thou
- ------------------------------------------------------------------------------------------------------------
1. Interbank holdings of capital instruments (to be completed for the December report only):
   a. Reciprocal holdings of banking organizations' capital instruments......... RCON          N/A   M.1.a.
                                                                                 3838
   b. Nonreciprocal holdings of banking organizations' capital instruments...... RCON          N/A   M.1.b.
                                                                                 3837


                                                                      FFIEC 034
                                                                      Page RC-15
                                                                            [23]


Schedule RC-N--Past Due and Nonaccrual Loans,(1) Leases, and Other Assets

The FFIEC regards the information reported in all of Memorandum item 1, items 1 through 7, column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                                                                          [C170]
                                                              (Column A)          (Column B)        (Column C)
                                                               Past due           Past due 90       Nonaccrual
                                                             30 through 89      days or more
                                                             days and still       and still
                                                                accruing           accruing
                                 Dollar Amounts in Thousands          Mil  Thou        Mil   Thou         Mil     Thou
- -------------------------------------------------------------------------------------------------------------------------
1. Real estate loans........................................  RCON    NO    NE   RCON   NO    NE   RCON    NO      NE  1.
                                                              1210               1211              1212
2. Installment loans........................................  RCON    NO    NE   RCON   NO    NE   RCON    NO      NE  2.
                                                              1214               1215              1216
3. Credit cards and related plans...........................  RCON    NO    NE   RCON   NO    NE   RCON    NO      NE  3.
                                                              1218               1219              1220
4. Commercial (time and demand) and all other loans ........  RCON    NO    NE   RCON   NO    NE   RCON    NO      NE  4.
                                                              1222               1223              1224
5. Lease financing receivables..............................  RCON    NO    NE   RCON   NO    NE   RCON    NO      NE  5.
                                                              1226               1227              1228
6. Debt securities and other assets (exclude other real
   estate owned and other repossessed assets)...............  RCON    NO    NE   RCON   NO    NE   RCON    NO      NE  6.
                                                              3505               3506              3507
=========================================================================================================================

Amounts reported in items 1 through 5 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 7 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 5.

                                                                    Mil    Thou      Mil     Thou     Mil     Thou
7. Loans and leases reported in items 1 through 5 above
   which are wholly or partially guaranteed by the U.S.
   Government............................................... RCON    NO    NE   RCON   NO    NE   RCON    NO      NE  7.
                                                             5612               5613              5614
   a. Guaranteed portion of loans and leases included in
      item 7 above.......................................... RCON    NO    NE   RCON   NO    NE   RCON    NO      NE  7.a.
                                                             5615               5616              5617

MEMORANDA


                             Dollar Amounts in Thousands         Mil  Thou            Mil   Thou           Mil    Thou

1. Restructed loans and leases included in Schedule
   RC-N, items 1 through 5, above (and not reported in    RCON    NO   NE       RCON   NO    NE    RCON    NO     NE
   Schedule RC-C, Part 1, Memorandum item 1)............  1658                  1659               1661

2. To be completed by banks with loans to finance
   agricultural production and other loans to farmers
   (Schedule RC-C, part 1, item 3) exceeding five percent RCON    NO   NE       RCON   NO    NE    RCON    NO     NE
   of total loans: .....................................  1230                  1231               1232
3. Loans to finance commercial real estate,
   construction, and land development activities (not
   secured by real estate) included in Schedule RC-N,     RCON    NO   NE       RCON   NO    NE    RCON    NO     NE
   items 2 through 4, above.............................  5421                  5422               5423
4. Real estate loans (sum of Memorandum items 4.a
   through 4.e must equal Schedule RC-N, item 1, above): .
   a. Construction and land development...................RCON    NO   NE       RCON   NO    NE    RCON    NO     NE
                                                          5424                  5425               5426
   b. Secured by farmland.................................RCON    NO   NE       RCON   NO    NE    RCON    NO     NE
                                                          5427                  5428               5429


   c. Secured by 1-4 family residential properties:
     (1) Revolving, open-end loans secured by 1-4 family
         residential properties and extended under lines  RCON    NO   NE       RCON   NO    NE    RCON    NO     NE
         of credit........................................5430                  5431               5432
     (2) All other loans secured by 1-4 family            RCON    NO   NE       RCON   NO    NE    RCON    NO     NE
         residential properties.........................  5433                  5434               5435
   d. Secured by multifamily (5 or more) residential      RCON    NO   NE       RCON   NO    NE    RCON    NO     NE
      properties..........................................5436                  5437               5438
   e. Secured by nonfarm nonresidential properties........RCON    NO   NE       RCON   NO    NE    RCON    NO     NE
                                                          5439                  54440              5441

(1) See instructions for loan classifications used in this schedule.

                                                                      FFIEC 034
                                                                      Page RC-16
                                                                            [24]


SIGNET TRUST COMPANY
LEGAL OF TITLE OF BANK
FDIC CERTIFICATE NUMBER

SCHEDULE RC-O--OTHER DATA FOR DEPOSIT INSURANCE ASSESSMENTS

                                                                                                           [C175]
                                                           Dollar Amounts in Thousands        Mil     Thou
- ----------------------------------------------------------------------------------------------------------------------
1. Unposted debits (see instructions):
   a. Actual amount of all unposted debits ...........................................  RCON   NO      NE
                                                                                        0030
      OR

   b. Separate amount of unposted debits:

      (1) Actual amount of unposted debits to demand deposits.........................  RCON   NO      NE     1.a.
                                                                                        0031
      (2) Actual amount of unposted debits to time and savings deposits'..............  RCON   NO      NE
                                                                                        0032
2. Unposted credits (see instructions):

   a. Actual amount of all unposted credits...........................................  RCON   NO      NE     1.b.(1)
                                                                                        3510
      OR                                                                                                      1.b.(2)

   b. Separate amount of unposted credits:
                                                                                                              2.a.
      (1) Actual amount of unposted credit to demands deposits........................  RCON   NO      NE
                                                                                        3512
      (2) Actual amount of unposted credits to time and savings deposits(1)...........  RCON   NO      NE
                                                                                        3514                  2.b.
3. Uninvested trust funds (cash) held in bank's own trust department (not included in
   total deposits)....................................................................  RCON   NO      NE     2.b.(2)
                                                                                        3520
4. Deposits of consolidated subsidiaries (not included in total deposits):                                    3.

   a. Demand deposits of consolidated subsidiaries....................................  RCON   NO      NE     4.a.
                                                                                        2211
   b. Time and savings deposits' of consolidated subsidiaries.........................  RCON   NO      NE     4.b.
                                                                                        2351
   c. Interest accrued and unpaid on deposits of consolidated subsidiaries............  RCON   NO      NE     4.c.
                                                                                        5514
5. Not applicable


Item 6 is not applicable to state nonmember banks that have not been authorized by the Federal Reserve to act as pass-through correspondents.


6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
    a. Amount reflected in demand deposits (included in Schedule RC-E, item 4 or 5, column B)       RCON          N/A        6.a.
                                                                                                    2314
    b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, item 4          RCON          N/A.       6.b.
       or 5, column A or C, but not column B).............................................          2315
7. Unamortized premiums and discounts on time and savings deposits:
    a. Unamortized premiums...............................................................          RCON          N/A        7.a.
                                                                                                    5516
    b. Unamortized discounts..............................................................          RCON          N/A        7.b.
                                                                                                    5517
8. To be completed by banks with "Oakar deposits."
   Total "Adjusted Attributable Deposits" of all institutions acquired under Section
   5(d)(3) of the Federal Deposit Insurance Act (from most recent FDIC Oakar Transaction
   Worksheet(s)) .........................................................................          RCON          N/A        8.
                                                                                                    5518
9. Deposits in lifeline accounts.......................................................             RCON                     9.
                                                                                                    5596
10.Benefit-responsive "Depository Institution Investment Contracts" (included in
   total deposits)........................................................................          RCON          N/A       10.
                                                                                                    8432

(1)For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

                                                                      FFIEC 034
                                                                      Page RC-17
                                                                            [25]

SIGNET TRUST COMPANY
LEGAL OF TITLE OF BANK
FDIC CERTIFICATE NUMBER  [ ][ ][ ][ ][ ]
SCHEDULE RC-O--CONTINUED

                                                     Dollar Amounts in Thousands                      Mil     Thou
- ------------------------------------------------------------------------------------------------------------------------------------
11. Adjustments to demand deposits reported in Schedule RC-E for certain reciprocal demand balances:

 a.  Amount by which  demand  deposits  would be  reduced if  reciprocal  demand balances between the reporting bank and savings  associations were reported
     on   a   net   basis    rather    than   a   gross    basis   in   Schedule       RCON
     RC-E.......................................................................       8785            NO      NE          11.a.

 b.  Amount by which demand  deposits  would be increased if  reciprocal  demand balances  between the  reporting  bank and U.S.  branches  and  agencies of
     foreign  banks were  reported on a gross  basis  rather than a net basis in       RCON
     Schedule RC-E..............................................................       A181            NO      NE          11.b.

 c.  Amount by which demand  deposits  would be reduced if cash items in process of collection  were included in the  calculation of net  reciprocal  demand
     balances  between the reporting bank and the domestic offices of U.S. banks       RCON
     and savings associations in Schedule RC-E..................................       A182            NO      NE          11.c.

MEMORANDA (TO BE COMPLETED EACH QUARTER EXCEPT AS NOTED)

                                                     Dollar Amounts in Thousands                      Mil     Thou
- ------------------------------------------------------------------------------------------------------------------------------------
1. Total deposits of the bank (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal Schedule RC, item 13.a): .................................................
 a. Deposit accounts of $100,000 or less:
                                                                                       RCON
 (1) Amount of deposit accounts of $100,000 or less.............................       2701            NO      NE          M.1.a.(1)
 (2) Number of deposit  accounts of $100,000  or less      RCON     Number
       (to be  completed  for theJune report only) ........3779      NONE                                                  M.1.a.(2)
 b. Deposit accounts of more than $100,000:
                                                                                       RCON
  (1) Amount of deposit accounts of more than $100,000 .........................       2710            NO     NE           M.1.b.(1)
                                                           RCON     Number
  (2) Number of deposit accounts of more than $100,000 ....2722      NONE

2. Estimated amount of uninsured deposits of the bank:

a. An  estimate  of  your  bank's  uninsured   deposits  can  be  determined  by
   multiplying the number of deposit accounts of more than $100,000  reported in
   Memorandum item 1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000  reported in Memorandum item
   1.b.(1) above.

   Indicate in the  appropriate  box at the right whether your bank has a method                       YES    NO
   or procedure for determining a better estimate of uninsured deposits than the       RCON
   estimate described above.....................................................       6861                    X          M.2.a.
b. If the box marked YES has been  checked,  report the  estimate  of  uninsured       RCON            Mil    Thou
   deposits determined by using your bank's method or procedure.................       5597            NO     NE          M.2.b.
- ------------------------------------------------------------------------------------------------------------------------------------
Person to whom  questions  about the Reports of Condition  and Income  should be
directed:                                                                                                     [C177]

 Angela Radford, Accounting Officer              (804) 771-7571
 -------------------------------------------------------------------------------
Name and Title (TEXT 8901)          Area code/phone number/extension (text 8902)

                                                                     FFIEC 034
                                                                      Page RC-18
                                                                            [26]
Signet Trust Company
Legal Title of Bank

FDIC Certificate Number

Schedule RC-R--Regulatory Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1995, must complete items 2 through 9 and Memoranda item 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

1. Test for determining the extent to which Schedule RC-R must be completed.  To
   be  completed  only by banks  with  total  assets  of less  than $1  billion.                             [C100]
   Indicate  in the  appropriate  box a the  right  whether  the bank has  total       RCON            YES    NO
   capital greater than or equal to eight percent of adjusted total assets.            6056                                 1.

      For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule
   RC-L (see instructions).

      If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked No has been checked, the bank must complete the remainder of this schedule.

      A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

- --------------------------------------------------------------------------------
NOTE: ALL BANKS ARE REQUIRED TO COMPLETE ITEMS 2 AND 3 BELOW.
SEE OPTIONAL WORKSHEET FOR ITEMS 3.A THROUGH 3.F.
- --------------------------------------------------------------------------------

                                                                                       (Column A)            (Column B)
                                                                                       Subordinated          Other
                                                                                       Debt(1) and Inter-    Limited-Life
                                                                                       mediate Term          Capital
                                                     Dollar Amounts in Thousands       Preferred Stock       Instruments
- --------------------------------------------------------------------------------       ------------------    ------------
2. Subordinated  debt(1) and other limited-life  capital  instruments  (original weighted average  maturity of at least five years) with a remaining  maturity
   of:                                                                                  Mil   Thou            Mil   Thou

                                                                                 RCON                RCON
  a. One year or less........................................................... 3780   NO    NE     3786     NO    NE      2.a.
                                                                                 RCON                RCON
  b. Over one year through two years ........................................... 3781   NO    NE     3787     NO    NE      2.b.
                                                                                 RCON                RCON
  c. Over two years through three years ........................................ 3782   NO    NE     3788     NO    NE      2.c.
                                                                                 RCON                RCON
  d. Over three years through four years ....................................... 3783   NO    NE     3789     NO    NE      2.d.
                                                                                 RCON                RCON
  e. Over four years through two years ......................................... 3784   NO    NE     3790     NO    NE      2.e.
                                                                                 RCON                RCON
  f. Over five years............................................................ 3785   NO    NE     3791     NO    NE      2.f.

3. Amounts used in calculating regulatory capital ratios (report amounts determined by the bank for its own internal regulatory capital analyses):

                                                                                                     RCON
  a. Tier 1 capital.............................................................                     8274     11    787     3.a.
                                                                                                     RCON
  b. Tier 2 capital.............................................................                     8275             0     3.b.
                                                                                                     RCON
  c. Total risk-based capital ..................................................                     3792     11    787     3.c.
                                                                                                     RCON
  d. Excess allowance for loan and lease losses ................................                     A222             0     3.d.
                                                                                                     RCON
  e. Risk-weighted assets ......................................................                     A223     7     562     3.e.
                                                                                                     RCON
  f. "Average total assets" ....................................................                     A224    12     183     3.f.




ITEM 4-9 AND MEMORANDA  ITEMS 1 AND 2 ARE TO BE COMPLETED                            (Column A)          (Column B)
BY BANKS THAT ANSWERED NO TO ITEM 1 ABOVE AND BY BANKS                                 Assets           Credit Equiv-
WITH TOTAL ASSETS OF $1 BILLION OR MORE                                              Recorded             alent Amount
                                                                                      on the            of Off-Balance
                                                                                      Balance Sheet      Sheet Items(2)

                                                                                            Mil   Thou    Mil  Thou

4. Assets and credit equivalent amounts of off-balance sheet items assigned to the Zero percent risk category:

   a. Assets recorded on the balance sheet:

      (1) Securities issued by,  other  claims  on,  and claims  unconditionally
          guaranteed by, the U.S.  Government  and its  agencies  and other OECD      RCON
          central governments...................................................      3794        N/A                 4.a.(1)
                                                                                      RCON
      (2) All other.............................................................      3795        N/A                 4.a.(2)
                                                                                                  RCON
  b. Credit equivalent amount of off-balance sheet items........................                  3796          N/A   4.b.

   (1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.

   (2) Do not report in column B the risk-weighted amount of assets reported in column A.

                                                               FFIEC 034
                                                              Page RC-19
                                                                    [27]

Schedule RC-R--Continued                                                               (Column A)            (Column B)
                                                                                        Assets             Credit Equiv-
                                                                                       Recorded            alent Amount
                                                                                         on the            of Off-Balance
                                                                                      Balance Sheet        Sheet Items(1)
                                                     Dollar Amounts in Thousands     Mil       Thou        Mil      Thou
- ------------------------------------------------------------------------------------------------------------------------------------
5.   Assets and credit equivalent amounts of off-balance sheet items assigned to the 20 percent risk category:
  a.  Assets recorded on the balance sheet:
      (1) Claims conditionally guaranteed by the U.S.
          Government and its agencies and other OBCD central
          governments.......................................................... RCON           N/A                         5.a.(1)
      (2) Claims collateralized by securities issued by the                     3798
          U.S. Government and its agencies and other OBCD central
          governments; by securities issued by U.S.                             RCON
          Government-sponsored agencies; and by cash on deposit................ 3799           N/A                         5.a.(2)
      (3) All other............................................................ RCON
                                                                                3800           N/A                         5.a.(3)
  b.  Credit equivalent amount of off-balance sheet items......................                       RCON
                                                                                                      3801       N/A       5.b.
6.  Assets and credit equivalent amounts of off-balance sheet items assigned to
    the 50 percent risk category:                                               RCON
  a. Assets recorded on the balance sheet...................................... 3802           N/A                         6.a.
  b. Credit equivalent amount of off-balance sheet items.......................                       RCON
                                                                                                      3803       N/A       6.b.
7.  Assets and credit equivalent amounts of off-balance sheet items assigned to
    the 100 percent risk category:                                              RCON
  a. Assets recorded on the balance sheet...................................... 3804           N/A                         7.a.
  b. Credit equivalent amount of off-balance sheet items.......................                       RCON
                                                                                                      3805       N/A       7.b.
8. On-balance sheet asset values excluded from the calculation of the risk-based capital ratio(2)............................................................ RCON
                                                                                3806           N/A                         8.
9.  Total assets recorded on the balance sheet (sum of items 4.a, 5.a, 6.a, 7.a, and 8, column A)(must equal Schedule RC, Item 12.c plus items 4.b and 4.c). RCON
                                                                                3807           N/A                           9.

MEMORANDA
                                                  Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Mil  Thou
1.  Current credit exposure across all off-balance sheet derivative                                   RCON          NO    NE   M.1.
    contracts covered by the risk-based capital standards......................                       8764

                                                                                               With a remaining maturity of
                                                                                          (Column A)     (Column B)     (Column C)
                                                                                           One year        Over           Over
                                                                                           or less       one year       five years
                                                                                                          through
                                                                                                         five years
- ------------------------------------------------------------------------------------------------------------------------------------
2.  National principal amounts of off-balance
    sheet derivative contracts:(3)                                                   Mil  Thou      Mil  Thou      Mil  Thou
 a.  Interest rate contracts................................................... RCON NO   NE   RCON NO   NE   RCON NO   NE   M.2.a
                                                                                3809           8766           8767
 b.  Foreign exchange contracts................................................ RCON NO   NE   RCON NO   NE   RCON NO   NE   M.2.b.
                                                                                3912           8769           8770
 c.  Gold contracts............................................................ RCON NO   NE   RCON NO   NE   RCON NO   NE   M.2.c.
                                                                                8771           8772           8773
 d.  Other precious metals contracts........................................... RCON NO   NE   RCON NO   NE   RCON NO   NE   M.2.d.
                                                                                8774           8775           8776
 e.  Other commodity contracts................................................. RCON NO   NE   RCON NO   NE   RCON NO   NE   M.2.e.
                                                                                8777           8778           8779
 f.  Equity derivative contracts.............................................. .RCON NO   NE   RCON NO   NE   RCON NO   NE   M.2.f.
                                                                                A000           A001           A002

(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

FDIC Certificate Number [ ][ ][ ][ ][ ]

                                                                        EFIC 034
                                                                      Page RC-20
                                                                            [28]

              OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS
                REPORTED IN THE REPORTS OF CONDITION AND INCOME
               AT CLOSE OF BUSINESS ON ________________, 19______

- --------------------------------------  -------------------, -----------------
Legal Title of Bank                     City                 State

The management of the reporting bank both on agency computerized records may, if it wishes, submit a brief and in computer-filed releases to the narrative  statement  on  the  amounts  public.
reported in the  Reports of  Condition
and  Income.  This  Optional statement  All information  furnished by the bank will be made  available to the public,  in  the narrative  statement  must  be
along   with  the publicly   available  accurate    and    not     misleading.
data in the Reports of Conditon and Appropriate efforts shall be taken by Income, in response to any request for the submitting bank to ensure the individual bank report data. However, statement's accuracy. The statement the information reported in column A must be signed, in the space provided and  in all  of  Memorandum  item 1 of  below, by a senior officer of the bank
Schedule    RC-N   is    regarded   as  who thereby attests to its accuracy.
confidential  and will not be released
to  the  public.   BANKS  CHOOSING  TO
SUBMIT THE NARRATIVE STATEMENT  SHOULD  If,   subsequent   to   the   original
ENSURE  THAT  THE  STATEMENT  DOES NOT  submission,   material   changes   are
CONTAIN    THE    NAMES    OR    OTHER  submitted for the data reported in the
IDENTIFICATIONS   OF  INDIVIDUAL  BANK  Reports of Condition  and Income,  the
CUSTOMERS.  REFERENCES TO THE  AMOUNTS  existing  narrative  statement will be
REPORTED IN THE CONFIDENTIAL  ITEMS IN  deleted  from  the  files,   and  from
SCHEDULE    RC-N,    OR   ANY    OTHER  disclosure;  the bank,  at its option,
INFORMATION THAT THEY ARE NOT WILLING may replace it with a statement, under TO HAVE MADE PUBLIC OR THAT WOULD signature, appropriate to the amended
COMPROMISE   THE   PRIVACY   OF  THEIR  data.
CUSTOMERS.  Banks choosing not to make
a statement may check the "No comment"  The optional narrative  statement will
box below and  should  make no entries  appear  in  agency   records   and  in
of any kind in the space  provided for  release  to  the  public   exactly  as
the narrative statement;  i.e., DO NOT  submitted (or amended  as described in
enter in this  space  such  phrases as  the   preceding   paragraph)   by  the
"No  statement,"   "Not   applicable,"  management of the bank (except for the
""N/A," "No comment," and "None."       truncation of statements exceeding the
                                        750-character  limit described above).
The optional statement must be entered THE STATEMENT WILL NOT BE EDITED OR on this sheet.The statement should not SCREENED IN ANY WAY BY THE SUPERVISORY
exceed 100 words. Further,  regardless  AGENCIES      FOR     ACCURACY      OR
of the number of words,  the statement  RELEVANCE. DISCLOSURE OF THE STATEMENT
must  not   exceed   750   characters,  SHALL  NOT  SIGNIFY  THAT ANY  FEDERAL
including punctuation, indentation,and  SUPERVISORY  AGENCY  HAS  VERIFIED  OR
standard  spacing  between  words  and  CONFIRMED    THE   ACCURACY   OF   THE
sentences.  If any  submission  should  INFORMATION   CONTAINED   THEREIN.   A
exceed 750 characters, as defined, it STATEMENT TO THIS EFFECT WILL APPEAR will be truncated at 750 characters ON ANY PUBLIC RELEASE OF THE OPTIONAL with no notice to the submitting bank STATEMENT SUBMITTED BY THE MANAGEMENT
and  the  truncated   statement   will  OF THE REPORTING BANK.
appear as the bank's statement

- --------------------------------------------------------------------------------
                                                                    [C171][C172]
No comment [X] (RCON 6979)

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)
            /s/                                                  7/18/99
            ---------------------------------------------    -------------------
             Signature of Executive Officer of Bank          Date of Signature

                                                                          [29]


                  THIS PAGE IS TO BE COMPLETED BY ALL BANKS
- --------------------------------------------------------------------------------
     NAME AND ADDRESS OF BANK                  OMB NO. FOR OCC: 1557-0081
                                               OMB NO. FOR FDIC 3064-0052
         PLACE LABEL HERE                OMB NO. FOR FEDERAL RESERVE: 7100-0036
                                                EXPIRATION DATE: 3/31/99

                                                    SPECIAL REPORT
                                             (Dollar Amounts in Thousands)





                              Close of Business FDIC Certificate Number

                              DATE         [ ] [ ] [ ] [ ] [ ]          [C-700]

LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)

The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Reportf of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers makd esince the date of the previous Report of Condition. Data regarding individual loands or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, inser "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.

- -------------------------------------------------------------------------------
a.  Number of loans made to executive  officers  since the previous  Call Report
    date........................................................................RCON                     a.
                                                                                3361
b.  Total dollar amount of above loans (in thousands of dollars)................RCON                     b.
                                                                                3562
c.  Range of interest  charged on above  loans                              RCON          RCON
    (example:  9 3/4%=9.75)...............................................  7701    % to  7702         % c.


/s/Raymond E. Williams                                                          7/18/96
- --------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                        DATE (Month, Day, Year)

RAYMOND E. WILLIAMS, SENIOR VICE PRESIDENT                                      (804) 771-7115
- ----------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED [TEXT 8903]          AREA CODE/PHONE NUMBER/EXTENSION
                                                                                [TEXT 8904]

Angela Radford, Accounting Officer                                              (804) 771-7571
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FDIC 8040/53 (6-95)

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